                                                                     EXHIBIT 4.1



                               FORM OF INDENTURE



================================================================================




                      MBNA CREDIT CARD MASTER NOTE TRUST

                                   as Issuer

                                      and

                             THE BANK OF NEW YORK

                             as Indenture Trustee

                              ___________________

                                   INDENTURE

                       dated as of __________ ____, 2001




================================================================================

                                GRANTING CLAUSE

                                   ARTICLE I

                       DEFINITIONS AND OTHER PROVISIONS
                            OF GENERAL APPLICATION
Section 101.   Definitions......................................................     3

Section 102.   Compliance Certificates and Opinions.............................    19

Section 103.   Form of Documents Delivered to Indenture Trustee.................    20

Section 104.   Acts of Noteholders..............................................    20

Section 105.   Notices, etc., to Indenture Trustee and Issuer...................    21

Section 106.   Notices to Noteholders; Waiver...................................    22

Section 107.   Conflict with Trust Indenture Act................................    23

Section 108.   Effect of Headings and Table of Contents.........................    23

Section 109.   Successors and Assigns...........................................    23

Section 110.   Separability.....................................................    23

Section 111.   Benefits of Indenture............................................    23

Section 112.   Governing Law....................................................    23

Section 113.   Counterparts.....................................................    23

Section 114.   Indenture Referred to in the Trust Agreement.....................    23

Section 115.   Legal Holidays...................................................    23

                                  ARTICLE II

                                  NOTE FORMS

Section 201.   Forms Generally..................................................    24

Section 202.   Forms of Notes...................................................    24

Section 203.   Form of Indenture Trustee's Certificate of Authentication........    24

Section 204.   Notes Issuable in the Form of a Global Note......................    25

Section 205.   Temporary Global Notes and Permanent Global Notes................    27

Section 206.   Beneficial Ownership of Global Notes.............................    28

Section 207.   Notices to Depository............................................    29

                                  ARTICLE III

                                   THE NOTES

Section 301.   General Title; General Limitations; Issuable in Series; Terms of
               a Series, Class or Tranche.......................................    30

Section 302.   Denominations....................................................    33

Section 303.   Execution, Authentication and Delivery and Dating................    33

Section 304.   Temporary Notes..................................................    34

Section 305.   Registration, Transfer and Exchange..............................    34

Section 306.   Mutilated, Destroyed, Lost and Stolen Notes......................    36

Section 307.   Payment of Interest; Interest Rights Preserved...................    37

Section 308.   Persons Deemed Owners............................................    37

Section 309.   Cancellation.....................................................    37

Section 310.   New Issuances of Notes...........................................    37

Section 311.   Specification of Required Subordinated Amount and other
               Terms with Respect to each Tranche...............................    39

Section 312.   Reallocation Groups..............................................    40

Section 313.   Excess Available Funds Sharing Groups............................    40

                                  ARTICLE IV

                           ACCOUNTS AND INVESTMENTS

Section 401.   Collections......................................................    41

Section 402.   Accounts.........................................................    41

Section 403.   Investment of Funds in the Accounts..............................    41

                                   ARTICLE V

                      ALLOCATIONS, DEPOSITS AND PAYMENTS

Section 501.   Allocations of Available Funds...................................    44

Section 502.   Allocations of Available Principal Amounts.......................    44

Section 503.   Final Payment....................................................    44

Section 504.   Payments within a Series, Class or Tranche.......................    45

Section 505.   Allocations of Collections of Finance Charge Receivables
               Allocable to the Segregated Seller Interest......................    45

                                  ARTICLE VI

                          SATISFACTION AND DISCHARGE;
                          CANCELLATION OF NOTES HELD
                             BY THE ISSUER OR MBNA

Section 601.   Satisfaction and Discharge of Indenture..........................    46

Section 602.   Application of Trust Money.......................................    46

Section 603.   Cancellation of Notes Held by the Issuer or MBNA.................    47

                                  ARTICLE VII

                        EVENTS OF DEFAULT AND REMEDIES

Section 701.   Events of Default................................................    48

Section 702.   Acceleration of Maturity; Rescission and Annulment...............    49

Section 703.   Collection of Indebtedness and Suits for Enforcement by
               Indenture Trustee................................................    50

Section 704.   Indenture Trustee May File Proofs of Claim.......................    51

Section 705.   Indenture Trustee May Enforce Claims Without Possession of
               Notes............................................................    51

Section 706.   Application of Money Collected...................................    52

Section 707.   Indenture Trustee May Elect to Hold the Collateral Certificate...    52

Section 708.   Sale of Receivables for Accelerated Notes........................    52

Section 709.   Noteholders Have the Right to Direct the Time, Method and
               Place of Conducting Any Proceeding for Any Remedy
               Available to the Indenture Trustee...............................    52

Section 710.   Limitation on Suits..............................................    53

Section 711.   Unconditional Right of Noteholders to Receive Principal and
               Interest; Limited Recourse.......................................    53

Section 712.   Restoration of Rights and Remedies...............................    54

Section 713.   Rights and Remedies Cumulative...................................    54

Section 714.   Delay or Omission Not Waiver.....................................    54

Section 715.   Control by Noteholders...........................................    54

Section 716.   Waiver of Past Defaults..........................................    54

Section 717.   Undertaking for Costs............................................    55

Section 718.   Waiver of Stay or Extension Laws.................................    55

                                 ARTICLE VIII

                             THE INDENTURE TRUSTEE

Section 801.   Certain Duties and Responsibilities..............................    56

Section 802.   Notice of Defaults...............................................    57

Section 803.   Certain Rights of Indenture Trustee..............................    57

Section 804.   Not Responsible for Recitals or Issuance of Notes................    58

Section 805.   May Hold Notes...................................................    58

Section 806.   Money Held in Trust..............................................    58

Section 807.   Compensation and Reimbursement, Limit on Compensation,
               Reimbursement and Indemnity......................................    59

Section 808.   Disqualification; Conflicting Interests..........................    59

Section 809.   Corporate Indenture Trustee Required; Eligibility................    59

Section 810.   Resignation and Removal; Appointment of Successor................    60

Section 811.   Acceptance of Appointment by Successor...........................    61

Section 812.   Merger, Conversion, Consolidation or Succession to Business......    62

Section 813.   Preferential Collection of Claims Against Issuer.................    62

Section 814.   Appointment of Authenticating Agent..............................    62

Section 815.   Tax Returns......................................................    64

Section 816.   Representations and Covenants of the Indenture Trustee...........    64

Section 817.   Custody of the Collateral........................................    65

Section 818.   Indenture Trustee's Application for Instructions from the Issuer.    65

                                  ARTICLE IX

                     NOTEHOLDERS' MEETINGS, LISTS, REPORTS
                 BY INDENTURE TRUSTEE, ISSUER AND BENEFICIARY

Section 901.   Issuer To Furnish Indenture Trustee Names and Addresses of
               Noteholders......................................................    66

Section 902.   Preservation of Information; Communications to Noteholders.......    66

Section 903.   Reports by Indenture Trustee.....................................    67

Section 904.   Meetings of Noteholders; Amendments and Waivers..................    68

Section 905.   Reports by Issuer to the Commission..............................    69

Section 906.   Reports by Indenture Trustee.....................................    69

Section 907.   Monthly Noteholders' Statement...................................    70

Section 908.   Payment Instruction to Master Trust..............................    70

                                   ARTICLE X

                     INDENTURE SUPPLEMENTS; AMENDMENTS TO
                    THE POOLING AND SERVICING AGREEMENT AND
                       AMENDMENTS TO THE TRUST AGREEMENT

Section 1001.  Supplemental Indentures Without Consent of Noteholders...........    71

Section 1002.  Supplemental Indentures with Consent of Noteholders..............    72

Section 1003.  Execution of Indenture Supplements...............................    74

Section 1004.  Effect of Indenture Supplements..................................    74

Section 1005.  Conformity with Trust Indenture Act..............................    74

Section 1006.  Reference in Notes to Indenture Supplements......................    74

Section 1007.  Amendments to the Pooling and Servicing Agreement................    74

Section 1008.  Amendments to the Trust Agreement................................    75

Section 1009.  Notice...........................................................    75

                                  ARTICLE XI

                          REPRESENTATIONS, WARRANTIES
                            AND COVENANTS OF ISSUER

Section 1101.  Payment of Principal and Interest................................    76

Section 1102.  Maintenance of Office or Agency..................................    76

Section 1103.  Money for Note Payments to be Held in Trust......................    76

Section 1104.  Statement as to Compliance.......................................    78

Section 1105.  Legal Existence..................................................    78

Section 1106.  Further Instruments and Acts.....................................    78

Section 1107.  Compliance with Laws.............................................    78

Section 1108.  Notice of Events of Default......................................    78

Section 1109.  Certain Negative Covenants.......................................    78

Section 1110.  No Other Business................................................    79

Section 1111.  No Borrowing.....................................................    79

Section 1112.  Rule 144A Information............................................    79

Section 1113.  Performance of Obligations; Servicing of Receivables.............    79

Section 1114.  Issuer May Consolidate, Etc., Only on Certain Terms..............    80

Section 1115.  Successor Substituted............................................    82

Section 1116.  Guarantees, Loans, Advances and Other Liabilities................    82

Section 1117.  Capital Expenditures.............................................    82

Section 1118.  Restricted Payments..............................................    82

                             ARTICLE XII

                      EARLY REDEMPTION OF NOTES

Section 1201.  Applicability of Article.........................................    83

Section 1202.  Optional Repurchase..............................................    84

Section 1203.  Notice...........................................................    84

                             ARTICLE XIII

                              COLLATERAL

Section 1301.  Recording, Etc...................................................    85

Section 1302.  Trust Indenture Act Requirements.................................    86

Section 1303.  Suits To Protect the Collateral..................................    86

Section 1304.  Purchaser Protected..............................................    87

Section 1305.  Powers Exercisable by Receiver or Indenture Trustee..............    87

Section 1306.  Determinations Relating to Collateral............................    87

Section 1307.  Release of Collateral............................................    87

Section 1308.  Certain Actions by Indenture Trustee.............................    88

Section 1309.  Opinions as to Collateral........................................    88

Section 1310.  Delegation of Duties.............................................    89

                             ARTICLE XIV

                            MISCELLANEOUS

Section 1401.  No Petition......................................................    90

Section 1402.  Trust Obligations................................................    90

Section 1403.  Limitations on Liability.........................................    90

Section 1404.  Tax Treatment....................................................    91

Section 1405.  Actions Taken by the Issuer......................................    91

Section 1406.  Alternate Payment Provisions.....................................    91

Section 1407.  Termination of Issuer............................................    91

Section 1408.  Final Distribution...............................................    91

Section 1409.  Termination Distributions........................................    92

Section 1410.  Derivative Counterparty as Third-Party Beneficiary...............    92

                                    EXHIBITS
                                    --------



     Exhibit A  [Form of] Payment Instructions

     Exhibit B  [Form of] Monthly Noteholders' Statement

                        ______________________________

                RECONCILIATION AND TIE BETWEEN TRUST INDENTURE
                     ACT OF 1939 AND INDENTURE PROVISIONS*

    Trust Indenture
       Act Section                                                                   Indenture Section
   -----------------                                                                 -----------------
          310(a)(1)..........................................................              6.11
            (a)(2)...........................................................              6.11
            (a)(3)...........................................................              6.10
            (a)(4)...........................................................         Not Applicable
            (a)(5)...........................................................              6.11
            (b)..............................................................              6.08, 6.11
            (c)..............................................................         Not Applicable
          311(a).............................................................              6.12
            (b)..............................................................              6.12
            (c)..............................................................         Not Applicable
          312(a).............................................................              7.01, 7.02(a)
            (b)..............................................................              7.02(b)
            (c)..............................................................              7.02(c)
          313(a).............................................................              7.04
            (b)..............................................................              7.04
            (c)..............................................................              7.03, 7.04
            (d)..............................................................              7.04
          314(a).............................................................              3.09, 7.03(a)
            (b)..............................................................              3.06
            (c)(1)...........................................................              2.11, 8.09(c), 12.01(a)
            (c)(2)...........................................................              2.11, 8.09(c), 12.01(a)
            (c)(3)...........................................................              2.11, 8.09(c), 12.01(a)
            (d)(1)...........................................................              2.11, 8.09(c), 12.01(b)
            (d)(2)...........................................................         Not Applicable
            (d)(3)...........................................................         Not Applicable
            (e)..............................................................             12.01(a)
          315(a).............................................................              6.01(b)
            (b)..............................................................              6.02
            (c)..............................................................              6.01(c)
            (d)..............................................................              6.01(d)
            (d)(1)...........................................................              6.01(d)
            (d)(2)...........................................................              6.01(d)
            (d)(3)...........................................................              6.01(d)
            (e)..............................................................              5.14
          316(a)(1)(A).......................................................              5.12
          316(a)(1)(B).......................................................              5.13
          316(a)(2)..........................................................         Not Applicable
          316(b).............................................................              5.08
          317(a)(1)..........................................................              5.04
          317(a)(2)..........................................................              5.04(d)
          317(b).............................................................              5.04(a)
          318(a).............................................................             12.07

_________________
 * This reconciliation and tie shall not, for any purpose be part of the within indenture.

          THIS INDENTURE between MBNA CREDIT CARD MASTER NOTE TRUST, a statutory business trust organized under the laws of the State of Delaware (the "Issuer"),
                                                                       ------
having its principal office at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, and THE BANK OF NEW YORK, a New York banking corporation (the "Indenture Trustee"), is made and entered into as of ________
                  -----------------
__, 2001.

                            RECITALS OF THE ISSUER

          The Issuer has duly authorized the execution and delivery of this Indenture to provide for the issuance of its notes to be issued in one or more fully registered or bearer series, classes or tranches.

          All things necessary to make this Indenture a valid agreement of the Issuer, in accordance with its terms, have been done.

                                GRANTING CLAUSE

          To secure the Issuer's obligations under the Notes, the Issuer hereby grants to the Indenture Trustee for the benefit and security of (a) the Noteholders, (b) each counterparty to a Derivative Agreement entered into in connection with issuance of a tranche of Notes that expressly states it is entitled to the benefit of the Collateral, subject to Section 1303 and (c) the
                                                      ------------
Indenture Trustee, in its individual capacity (collectively, the "Secured
                                                                  -------
Parties"), a security interest in all of its right, title and interest, whether
-------
now owned or hereafter acquired, in and to:

          (i)    the Collateral Certificate;

          (ii)   the Collection Account;

          (iii)  any Supplemental Account;

          (iv)   all sub-Accounts in any Supplemental Account;

          (v) all investment property, money and other property held in or through the Collection Account, any Supplemental Account or any sub-Account thereof;

          (vi) all rights, benefits and powers under any Derivative Agreement relating to any tranche of Notes;

          (vii) all interest, principal, payments or distributions of any nature or type on any of the above;

          (viii) all rights of enforcement against any of the representations and warranties made by the Beneficiary pursuant to Section 3.01
                                                                    ------------
                 of the Trust Agreement;

          (ix) all present and future claims, demands, causes of and choses in action in respect of any or all of the foregoing and all payments on or under all of the foregoing;

          (x) all accounts, general intangibles, chattel paper, instruments, documents, goods, money, investment property, deposit accounts, certificates of deposit, letters of credit, and advices of credit consisting of, arising from, or relating to any of the foregoing; and

          (xi)   all proceeds of the foregoing.

          The collateral described above is referred to as the "Collateral."
                                                                ----------
The Security Interest in the Collateral is granted to secure the Notes (and, to the extent specified in the applicable terms document or Derivative Agreement, the obligations under any applicable Derivative Agreements) equally and ratably without prejudice, priority or distinction between any Note and any other Note by reason of difference in time of issuance or otherwise, except as otherwise expressly provided in this Indenture, or in the Indenture Supplement or terms document which establishes any tranche of Notes, and to secure (i) the payment of all amounts due on such Notes (and, to the extent so specified, the obligations under any applicable Derivative Agreements) in accordance with their terms, (ii) the payment of all other sums payable under this Indenture and (iii) compliance with the provisions of this Indenture, all as provided in this Indenture. This Indenture shall be deemed to be a security agreement within the meaning of the UCC.

          The Indenture Trustee acknowledges the grant of such Security Interest, and accepts the Collateral in trust hereunder in accordance with the provisions hereof and agrees to perform the duties herein to the end that the interests of the Noteholders may be adequately and effectively protected.

          Particular Notes and Derivative Agreements will benefit from the Security Interest to the extent (and only to the extent) proceeds and distributions on the Collateral are allocated for their benefit pursuant to this Indenture, the applicable Indenture Supplement and the applicable terms document.

                           AGREEMENTS OF THE PARTIES

          To set forth or to provide for the establishment of the terms and conditions upon which the Notes are and are to be authenticated, issued and delivered, and in consideration of the premises and the purchase of Notes by the Holders thereof, it is mutually covenanted and agreed as follows, for the equal and proportionate benefit of all Holders of the Notes or of a series, class or tranche thereof, as the case may be:

                               LIMITED RECOURSE

          The obligation of the Issuer to make payments of principal, interest and other amounts on the Notes and to make payments on Derivative Agreements is limited in recourse as set forth in Section 711.
                                    -----------

                                   ARTICLE I

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

          Section 101. Definitions. For all purposes of this Indenture and of
                       -----------
any Indenture Supplement, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act or by Commission rule under the Trust Indenture Act or in the Series 2001-__ Supplement, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder means such accounting principles as are generally accepted in the United States of America at the date of such computation;

          (4) all references in this Indenture to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Indenture as originally executed. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

          (5) "including" and words of similar import will be deemed to be followed by "without limitation."

          "Accounts" means, collectively, the Collection Account and any
           --------
Supplemental Account, in each case including any sub-Accounts therein.

          "Act," when used with respect to any Noteholder, is defined in Section
           ---                                                           -------
104(a).
------

          "action," when used with respect to any Noteholder, is defined in
           ------
Section 104(a).
--------------

          "Adjusted Outstanding Dollar Principal Amount" means at any time with
           --------------------------------------------
respect to any series, class or tranche of Notes, the Outstanding Dollar Principal Amount of all Outstanding Notes of such series, class or tranche at such time, less any funds on deposit in the Principal Funding Account or the related sub-Account, as applicable, for such series, class or tranche at such time and not yet paid to the Holders of the Notes of such series, class or tranche.

          "Adverse Effect" means, whenever used in this Indenture with respect
           --------------
to any series, class or tranche of Notes with respect to any action, that such action will (a) at the time of its occurrence or at any future date result in the occurrence of an Early Redemption Event or Event of Default relating to such series, class or tranche, as applicable, (b) adversely affect the amount of funds available to be distributed to the Noteholders of any such series, class or tranche pursuant to this Indenture or the timing of such distributions, or (c) adversely affect the security interest of the Indenture Trustee in the Collateral.

          "Affiliate" means, with respect to any specified Person, any other
           ---------
Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "applicable investment category," with respect to any investment for
           ------------------------------
an Account relating to a tranche of Notes in any series, has the meaning specified in the related Indenture Supplement.

          "Authenticating Agent" means any Person authorized by the Indenture
           --------------------
Trustee to authenticate Notes under Section 814.
                                    -----------

          "Authorized Newspaper" means, with respect to any tranche of Notes,
           --------------------
publication in the newspaper of record specified in the applicable terms document for that tranche, or if and so long as Notes of that tranche are listed on any securities exchange and that exchange so requires, in the newspaper of record required by the applicable securities exchange, printed in any language specified in the applicable terms document or satisfying the requirements of such exchange.

          "Available Funds" (i) with respect to all series of Notes, means the
           ---------------
amount of Available Funds (as defined in the Series 2001-__ Supplement) which are payable to the Issuer pursuant to Section 4.06(a) of the Pooling and
                                      ---------------
Servicing Agreement as supplemented by the Series 2001-__ Supplement plus any amounts to be treated as Available Funds pursuant to Section 403(d) and (ii)
                                                     --------------
with respect to any series of Notes, has the meaning specified in the related Indenture Supplement.

          "Available Funds Allocation Amount" means, on any date of
           ---------------------------------
determination during any Monthly Period for any tranche, class or series of Notes (exclusive of (a) any Notes within such tranche, class or series which will be paid in full during such Monthly Period from series Available Funds and/or series Available Principal Amounts available on the Transfer Date occurring in such Monthly Period, other than Notes paid from the proceeds of the issuance of additional notes within such tranche, class or series, and (b) any Notes which will have a Nominal Liquidation Amount of zero during such Monthly Period), an amount equal to the sum of (i) the Nominal Liquidation Amount for such tranche, class or series, as applicable, as of the last day of the preceding Monthly Period, plus (ii) the aggregate amount of any increases in the Nominal Liquidation Amount of such tranche, class or series, as applicable, as a result of (x) the issuance of a new tranche of Notes or the issuance of additional Notes in an Outstanding tranche of Notes, (y) the accretion of principal on Discount Notes of such tranche, class or series, as applicable, or
(z) the release of prefunded amounts (other than prefunded amounts deposited during such Monthly Period) for such tranche, class or series, as applicable, from a principal funding sub-account, in each case during such Monthly Period.

          "Available Principal Amounts" (i) with respect to all series of Notes,
           ---------------------------
means the amount of Available Investor Principal Collections (as defined in the Series 2001-__ Supplement) which are payable to the Issuer pursuant to Section
                                                                       -------
4.06(b)(i) or Section 4.06(c)(i) of the Pooling and Servicing Agreement as
----------    ------------------
supplemented by the Series 2001-__ Supplement and (ii) with respect to any series of Notes, has the meaning specified in the related Indenture Supplement.

          "Bearer Note" means a Note in bearer form.
           -----------

          "Beneficiary" is defined in the Trust Agreement.
           -----------

          "Business Day," unless otherwise specified in the terms document for
           ------------
any tranche of Notes, means any day other than (a) a Saturday or Sunday or (b) any other day on which national banking associations or state banking institutions in New York, New York or Newark, Delaware, are authorized or obligated by law, executive order or governmental decree to be closed.

          "class" means, with respect to any Note, the class specified in the
           -----
applicable terms document.

          "Collateral" is defined in the Granting Clause.
           ----------

          "Collateral Certificate" means the Series 2001-__ Certificate issued
           ----------------------
pursuant to the Pooling and Servicing Agreement and the Series 2001-__ Supplement, as amended, supplemented, restated or otherwise modified from time to time.

          "Collection Account" is defined in Section 402(a).
           ------------------                --------------

          "Collections" is defined in Section 401.
           -----------                -----------

          "Commission" means the Securities and Exchange Commission, as from
           ----------
time to time constituted, created under the Securities Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

          "Corporate Trust Office" means the principal office of the Indenture
           ----------------------
Trustee in New York, New York at which at any particular time its corporate trust business will be principally administered, which office at the date hereof is located at 101 Barclay Street, Floor 12 East, New York, New York 10286.

          "Daily Available Funds Amount" means, for any day during any Monthly
           ----------------------------
Period, an amount equal to the product of (a) the amount determined pursuant to clause (i) of the definition of Available Funds (as defined in the Series 2001-
__ Supplement) for such Monthly Period minus, if MBNA or The Bank of New York is the Servicer, the Servicer Interchange (as defined in the Series 2001-__ Supplement) for such Monthly Period and (b) the percentage equivalent of a fraction, the numerator of which is the Available Funds Allocation Amount for such series, class or tranche of Notes for such day and the denominator of which is the Available Funds Allocation Amount for all series of Notes for such day.

          "Daily Principal Amount" means, for any day during any Monthly Period
           ----------------------
on which Collections of Principal Receivables are processed pursuant to Section
                                                                        -------
4.05 of the Series 2001-_ Supplement for any series, class or tranche of Notes,
----
an amount equal to the product of (a) the aggregate amount allocated to the Investor Certificateholders (as defined in the Series 2001-_ Supplement) pursuant to Section 4.05(a)(ii) or 4.05(b)(ii) of the Pooling and Servicing
            -------------------    -----------
Agreement as supplemented by the Series 2001-_ Supplement and (b) the percentage equivalent of a fraction, the numerator of which is the Principal Allocation Amount for such series, class or tranche of Notes for such day and the denominator of which is the Principal Allocation Amount for all series of Notes for such day.

          "Depository" means a U.S. Depository or a Foreign Depository, as the
           ----------
case may be.

          "Derivative Agreement" means any currency, interest rate or other
           --------------------
swap, cap, collar, guaranteed investment contract or other derivative agreement.

          "Derivative Counterparty" means any party to any Derivative Agreement
           -----------------------
other than the Issuer or the Indenture Trustee.

          "Discount Note" means a Note that provides for an amount less than the
           -------------
Stated Principal Amount (but not less than the Initial Dollar Principal Amount) thereof to be due and payable upon the occurrence of an Early Redemption Event or other optional or mandatory redemption or the occurrence of an Event of Default and the acceleration of such Note, in each case before the Expected Principal Payment Date of the applicable Note.

          "Dollar" means (a) United States dollars, or (b) denominated in United
           ------
States dollars.

          "Early Redemption Event" is defined in Section 1201.
           ----------------------                ------------

          "Effective Date" means the date on which this Indenture is executed
           --------------
and delivered by the parties hereto.

          "Entity" means any Person other than an individual or government
           ------
(including any agency or political subdivision thereof).

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
the same may be amended from time to time.

          "Event of Default" is defined in Section 701.
           ----------------                -----------

          "Excess Available Funds Sharing Group" means all Excess Available
           ------------------------------------
Funds Sharing Series that have the same Excess Available Funds Sharing Group designation.

          "Excess Available Funds Sharing Series" means a series that, pursuant
           -------------------------------------
to the Indenture Supplement therefor, will share certain excess Available Funds with other series in the same Excess Available Funds Sharing Group, as more specifically set forth in such Indenture Supplement.

          "Exchange Date" means, with respect to any tranche of Notes, the
           -------------
latest of:

          (a) in the case of exchanges of beneficial interests in Temporary Global Notes for beneficial interests in Permanent Global Notes in registered form, any date that is after the related issuance date;

          (b) in the case of exchanges of beneficial interests in Temporary Global Notes for beneficial interests in Permanent Global Notes in bearer form, the date of presentation of certification of non-United States beneficial ownership (as described in Section 205); and
                           -----------

          (c) the earliest date on which such an exchange of a beneficial interest in a Temporary Global Note for a beneficial interest in a Permanent Global Note is permitted by applicable law.

          "Expected Principal Payment Date" means, with respect to any series,
           -------------------------------
class or tranche of Notes, the scheduled due date of any payment of principal on such Notes, as specified in the related terms document, or if such day is not a Business Day, the next following Business Day, unless such day is in the next calendar month, in which case such Expected Principal Payment Date, unless otherwise specified in the related terms document, will be the last Business Day of the current calendar month.

          "FDIC" means the Federal Deposit Insurance Corporation or any
           ----
successor thereto.

          "Federal Bankruptcy Code" means Title 11 of the United States Code, as
           -----------------------
amended from time to time.

          "Fitch" means Fitch, Inc., or any successor thereto.
           -----

          "foreign currency" means (a) a currency other than Dollars, or (b)
           ----------------
denominated in a currency other than Dollars.

          "Foreign Depository" means the Person specified in the applicable
           ------------------
terms document, in its capacity as depository for the accounts of any clearing agencies located outside the United States.

          "Global Note" means any Note issued pursuant to Section 204.
           -----------                                    -----------

          "group" means any one or more series of Notes which are specified as
           -----
belonging to a common group (including any Excess Available Funds Sharing Group, Reallocation Group or any group established by an Indenture Supplement) in the applicable Indenture Supplement. A particular series may be included in more than one group if the Indenture Supplement for such series so provides.

          "Holder," when used with respect to any Note, means a Noteholder.
           ------

          "Indenture" or "this Indenture" means this Indenture as originally
           ---------      --------------
executed and as amended, supplemented, restated or otherwise modified from time to time by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, and will include the terms of particular series, classes or tranches of Notes created as contemplated by Section 301.
                           -----------

          "Indenture Supplement" means, with respect to any series of Notes, a
           --------------------
supplement to this Indenture, executed and delivered in conjunction with the issuance of such Notes pursuant to Section 1001, together with any applicable
                                   ------------
terms document related to such Indenture Supplement and any amendment to the Indenture Supplement executed pursuant to Section 1001 or 1002, and, in either
                                          ------------    ----
case, including all amendments thereof and supplements thereto.

          "Indenture Trustee" means the Person named as the Indenture Trustee in
           -----------------
the first paragraph of this Indenture until a successor Indenture Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Indenture Trustee" means and includes each Person who is then an
            -----------------
Indenture Trustee hereunder. If at any time there is more than one such Person, "Indenture Trustee" as used with respect to the Notes of any series, class or
 -----------------
tranche means the Indenture Trustee with respect to Notes of that series, class or tranche.

          "Indenture Trustee Authorized Officer", when used with respect to the
           ------------------------------------
Indenture Trustee, means any vice president, any assistant vice president, the treasurer, any assistant treasurer, any senior trust officer or trust officer, or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Initial Dollar Principal Amount" means (a) unless otherwise specified
           -------------------------------
in the applicable terms document, with respect to tranches of Dollar Interest-bearing Notes, the aggregate initial principal amount of the Outstanding Notes of such tranche, and (b) with respect to tranches of Discount Notes and foreign currency Notes, the amount specified in the applicable terms document as the Initial Dollar Principal Amount thereof.

          "Interest-bearing Note" means a Note that bears interest at a stated
           ---------------------
or computed rate on the principal amount thereof. A Note may be both an Interest-bearing Note and a Discount Note.

          "Interest Payment Date" means, with respect to any series, class or
           ---------------------
tranche of Notes, the scheduled due date of any payment of interest on such Notes, as specified in the applicable terms document, or if such day is not a Business Day, the next following Business Day, unless such day is in the next calendar month, in which case the Interest Payment Date, unless otherwise specified in the related Indenture Supplement or terms document, will be the last Business Day of the current calendar month; provided, however, that upon
                                                 --------  -------
the acceleration of a series, class or tranche of Notes following an Event of Default or upon the occurrence of an Early Redemption Event, or other optional or mandatory redemption of that series, class or tranche of Notes, each Monthly Principal Accrual Date will be an Interest Payment Date.

          "Internal Revenue Code" means the Internal Revenue Code of 1986, as
           ---------------------
amended from time to time.

          "Investor Certificate" is defined in the Pooling and Servicing
           --------------------
Agreement.

          "Investor Certificateholder" is defined in the Pooling and Servicing
           --------------------------
Agreement.

          "Investor Interest" is defined in the Series 2001-__ Supplement.
           -----------------

          "Investment Company Act" means the Investment Company Act of 1940, as
           ----------------------
amended.

          "Issuer" is defined in the first paragraph of this Indenture.
           ------

          "Issuer Authorized Officer" means (a) an authorized signatory of the
           -------------------------
Owner Trustee, or (b) the chairman or vice-chairman of the board of directors, chairman or vice-chairman of the executive committee of the board of directors, the president, any vice-president, the secretary, any assistant secretary, the treasurer, or any assistant treasurer, in each case of the Beneficiary, or any other officer or employee of the Beneficiary who is authorized to act on behalf of the Issuer.

          "Issuer Certificate" means a certificate (including an Officer's
           ------------------
Certificate) signed in the name of an Issuer Authorized Officer, or the Issuer by an Issuer Authorized Officer and, in each case delivered to the Indenture Trustee relating to, among other things, the issuance of a new tranche of Notes. Wherever this Indenture requires that an Issuer Certificate be signed also by an accountant or other expert, such accountant or other expert (except as otherwise expressly provided in this Indenture) may be in the employ of the Beneficiary.

          "Issuer Tax Opinion" means, with respect to any action, an Opinion of
           ------------------
Counsel to the effect that, for Federal income tax purposes, (a) such action will not adversely affect the tax characterization as debt of any Outstanding series, class or tranche of Notes that were characterized as debt at the time of their issuance, (b) following such action the Issuer will not be treated as an association (or publicly traded partnership) taxable as a corporation, (c) such action will not cause or constitute an event in which gain or loss would be recognized by any Holder of any such Notes, and (d) except as provided in the related Indenture Supplement, where such action is the issuance of a series, class or tranche of Notes, following such action such series, class or tranche of Notes will be properly characterized as debt.

          "Legal Maturity Date" means, with respect to a series, class or
           -------------------
tranche of Notes, the date specified in the terms document for such Note as the fixed date on which the principal of such series, class or tranche of Notes is due and payable.

          "Majority Holders" means, with respect to any series, class or tranche
           ----------------
of Notes or all Outstanding Notes, the Holders of a majority in Outstanding Dollar Principal Amount of the Outstanding Notes of that series, class or tranche or of all Outstanding Notes, as the case may be.

          "Master Trust" means MBNA Master Credit Card Trust II, established
           ------------
pursuant to the Pooling and Servicing Agreement.

          "Master Trust Tax Opinion" means, with respect to any action, an
           ------------------------
Opinion of Counsel to the effect that, for Federal income tax purposes, (a) such action will not adversely affect the tax characterization as debt of the Investor Certificates, as defined in the Pooling and Servicing Agreement, of any outstanding series or class under the Master Trust that were characterized as debt at the time of their issuance, (b) following such action the Master Trust will not be treated as an association (or publicly traded partnership) taxable as a corporation and (c) such action will not cause or constitute an event in which gain or loss would be recognized by any Investor Certificateholder, as defined in the Pooling and Servicing Agreement.

          "MBNA" means MBNA America Bank, National Association and its
           ----
successors and assigns.

          "Moody's" means Moody's Investors Service, Inc., or any successor
           -------
thereto.

          "Monthly Interest Accrual Date" means, with respect to any Outstanding
           -----------------------------
series, class or tranche of Notes:

          (a) each Interest Payment Date for such series, class or tranche, and

          (b) for any Monthly Period in which no Interest Payment Date for such series, class or tranche occurs, the date in such Monthly Period corresponding numerically to the next Interest Payment Date for such series, class or tranche of Notes, or as otherwise specified in the applicable terms document for such series, class or tranche of Notes; provided, however, that
                                                     --------  -------

          (i) for the Monthly Period in which a series, class or tranche of Notes is issued, the date of issuance of such series, class or tranche will be the first Monthly Interest Accrual Date for such Monthly Period for such series, class or tranche of Notes,

          (ii) for the Monthly Period next following the Monthly Period in which a series, class or tranche of Notes is issued, unless otherwise indicated in the related terms document, the first day of such Monthly Period will be the first Monthly Interest Accrual Date in such next following Monthly Period for such series, class or tranche of Notes,

          (iii) if there is no such numerically corresponding date in such Monthly Period, then the Monthly Interest Accrual Date will be the last Business Day of such Monthly Period, and

          (iv) if such numerically corresponding date in such Monthly Period is not a Business Day, then the Monthly Interest Accrual Date will be the next following Business Day (unless such Business Day would fall in the following Monthly Period in which case the Monthly Interest Accrual Date will be the last Business Day of such earlier month).

          "Monthly Noteholders' Statement" means a report substantially in the
           ------------------------------
form of Exhibit B, as the same may be supplemented as set forth in the related
        ---------
Indenture Supplement or terms document.

          "Monthly Period" has the meaning specified in the Series 2001-__
           --------------
Supplement.

          "Monthly Principal Accrual Date" means, with respect to any
           ------------------------------
Outstanding series, class or tranche of Notes:

          (a) for any Monthly Period in which an Expected Principal Payment Date for such series, class or tranche occurs, such Expected Principal Payment Date, or as otherwise specified in the applicable terms document for such tranche of Notes, and

          (b) for any Monthly Period in which no Expected Principal Payment Date for such series, class or tranche occurs, the date in such Monthly Period corresponding numerically to the next Expected Principal Payment Date for such tranche of Notes (or for any month following the last Expected Principal Payment Date, the date in such month corresponding numerically to the preceding Expected Principal Payment Date for such tranche of Notes), or as otherwise specified in the applicable terms document for such tranche of Notes; provided, however, that
                                                         --------  -------

          (i)    following a Pay Out Event as described in subsection 9.01(a) of
                                                           ------------------
     the Pooling and Servicing Agreement, the second Business Day following such Pay Out Event shall be a Monthly Principal Accrual Date,

          (ii) any date on which prefunded excess amounts are released from any principal funding subaccount and deposited into the principal funding subaccount of any tranche of Notes on or after the Expected Principal Payment Date for such tranche of Notes will be a Monthly Principal Accrual Date for such tranche of Notes,

          (iii) if there is no numerically corresponding date in such Monthly Period, then the Monthly Principal Accrual Date will be the last Business Day of such Monthly Period, and

          (iv) if such numerically corresponding date in such Monthly Period is not a Business Day, the Monthly Principal Accrual Date will be the next following Business Day (unless such Business Day would fall in the following month in which case the Monthly Principal Accrual Date will be the last Business Day of such earlier Monthly Period).

          "Monthly Principal Payment" means, with respect to any series of
           -------------------------
Notes, an amount, not less than zero, equal to (a) the Targeted Principal Deposit Amount, plus (b) the Reallocated Principal Amount, minus (c) Reallocated Available Funds, each with respect to such series of Notes for such Monthly Period.

          "Nominal Liquidation Amount" means, with respect to any Outstanding
           --------------------------
tranche of Notes, an amount determined in accordance with the applicable Indenture Supplement or terms document. The Nominal Liquidation Amount for a series of Notes will be the sum of the Nominal Liquidation Amounts of all of the tranches of Notes of that series.

          "non-Performing," with respect to a Derivative Agreement, means not
           --------------
Performing.

          "Note" or "Notes" means any note or notes of any series, class or
           ----      -----
tranche authenticated and delivered from time to time under this Indenture.

          "Note Accumulation Period" means, with respect to any series, class or
           ------------------------
tranche of Notes, the period commencing on the first day of the Monthly Period for which there is a

Targeted Principal Deposit Amount with respect to such tranche of Notes and ending on the last day of the Monthly Period preceding the next following Monthly Period for which there is no Targeted Principal Deposit Amount with respect to such tranche of Notes; provided, however, that, with respect to any
                                  --------  -------
tranche of Notes which has been accelerated following an event of default, has had an early redemption event or will be partially redeemed during a partial or limited amortization, the related Note Accumulation Period will commence on the effective date of such acceleration, early redemption event or partial or limited amortization period.

          "Note Owner" means the beneficial owner of an interest in a Global
           ----------
Note.

          "Note Rating Agency" means, with respect to any Outstanding series,
           ------------------
class or tranche of Notes, each statistical Note Rating Agency selected by the Issuer to rate such Notes.

          "Note Register" is defined in Section 305.
           -------------                -----------

          "Note Registrar" means the Person who keeps the Note Register
           --------------
specified in Section 305.
             -----------

          "Noteholder" means a Person in whose name a Note is registered in the
           ----------
Note Register or the bearer of any Bearer Note (including a Global Note in bearer form), as the case may be.

          "Officer's Certificate" means a certificate signed by the Beneficiary
           ---------------------
or the Owner Trustee and delivered to the Indenture Trustee. Wherever this Indenture requires that an Officer's Certificate be signed also by an accountant or other expert, such accountant or other expert (except as otherwise expressly provided in this Indenture) may be in the employ of the Beneficiary.

          "Opinion of Counsel" means a written opinion of counsel acceptable to
           ------------------
the Indenture Trustee, who may, without limitation, and except as otherwise expressly provided in this Indenture, be an employee of or of counsel to the Issuer, the Beneficiary or any of their Affiliates.

          "Outstanding," when used with respect to a Note or with respect to
           -----------
Notes of any series, class or tranche means, as of the date of determination, all such Notes theretofore authenticated and delivered under this Indenture, except:

          (a) any Notes theretofore canceled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation, or canceled by the Issuer, MBNA or any Affiliate thereof pursuant to Section 309;
                                          -----------

          (b) any Notes for whose full payment (including principal and interest) or redemption money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes; provided that, if such Notes are to be redeemed, notice
                       --------
of such redemption has been duly given if required pursuant to this Indenture, the related Indenture Supplement or terms document, or provision therefor satisfactory to the Indenture Trustee has been made;

          (c)  any Notes which are deemed to have been paid in full pursuant to

Section 503; and
-----------

          (d) any such Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, or which will have been paid pursuant to the terms of Section 306 (except with respect to any
                                        -----------
such Note as to which proof satisfactory to the Indenture Trustee is presented that such Note is held by a person in whose hands such Note is a legal, valid and binding obligation of the Issuer).

For purposes of determining the amounts of deposits, allocations, reallocations or payments to be made, unless the context clearly requires otherwise, references to "Notes" will be deemed to be references to "Outstanding Notes."
In determining whether the Holders of the requisite principal amount of such Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, and for purposes of Section 904, Notes
                                                         -----------
beneficially owned by the Issuer or MBNA or any Affiliate of the Issuer or MBNA will be disregarded and deemed not to be Outstanding. In determining whether the Indenture Trustee will be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which an Indenture Trustee Authorized Officer knows to be owned by the Issuer or MBNA or any Affiliate of the Issuer or MBNA will be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee creates to the satisfaction of the Indenture Trustee the pledgee's right to act as owner with respect to such Notes and that the pledgee is not the Issuer, MBNA or any other obligor upon the Notes or any Affiliate of the Issuer, MBNA or such other obligor.

          "Outstanding Dollar Principal Amount" means at any time,
           -----------------------------------

          (a) with respect to any series, class or tranche of non-Discount Notes, the aggregate Initial Dollar Principal Amount of the Outstanding Notes of such series, class or tranche at such time, less the amount of any withdrawals from the Principal Funding sub-Account for such tranche of Notes for payment of principal to the Holders of such tranche or the applicable Derivative Counterparty pursuant to the related Indenture Supplement or terms document, and

          (b) with respect to any series, class or tranche of Discount Notes, an amount of the Outstanding Notes of such series, class or tranche calculated by reference to the applicable formula set forth in the applicable terms document, taking into account the amount and timing of payments of principal made to the Holders of such series, class or tranche or to the applicable Derivative Counterparty and accretions of principal, each pursuant to the related Indenture Supplement or terms document.

          "Owner Trustee" means Wilmington Trust Company, not in its individual
           -------------
capacity but solely as owner trustee of the Issuer, and each of its successors and assigns.

          "Paying Agent" means any Person authorized by the Issuer to pay the
           ------------
principal of or interest on any Notes on behalf of the Issuer, which shall initially be the Indenture Trustee.

          "Payment Date" means, with respect to any series, class or tranche of
           ------------
Notes, the applicable Principal Payment Date or Interest Payment Date.

          "Payment Instruction" means an instruction substantially in the form
           -------------------
of Exhibit A, or such other form as the Issuer may determine, as the same may be
   ---------
supplemented as set forth in the related Indenture Supplement or terms document.

          "Performing" means, with respect to any Derivative Agreement, no
           ----------
payment default or repudiation of performance by a Derivative Counterparty has occurred, and such Derivative Agreement has not been terminated.

          "Permanent Global Note" is defined in Section 205.
           ---------------------                -----------

          "Permitted Investments" means:
           ---------------------

          (a) instruments, investment property or other property consisting of:

          (i) obligations of or fully guaranteed by the United States of America;

          (ii) time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (or domestic branches of foreign depository institutions or trust companies) and subject to supervision and examination by federal or state banking or depository institution authorities; provided, however, that at the time of the Indenture Trustee's investment or contractual commitment to invest therein, the certificates of deposit or short-term deposits of such depository institution or trust company shall have a credit rating in the applicable investment category of each Note Rating Agency;

          (iii) commercial paper (including but not limited to asset backed commercial paper) having, at the time of the Indenture Trustee's investment or contractual commitment to invest therein, a rating in the applicable investment category of each Note Rating Agency;

          (iv) bankers' acceptances issued by any depository institution or trust company described in clause (a)(ii) above; and

          (v) investments in money market funds rated in the applicable investment category of each Note Rating Agency or otherwise approved in writing by each Note Rating Agency;

          (b) demand deposits in the name of the Indenture Trustee in any depository institution or trust company referred to in clause (a)(ii) above;

          (c) uncertificated securities that are registered in the name of the Indenture Trustee upon books maintained for that purpose by the issuer thereof and identified on books maintained for that purpose by the Indenture Trustee as held for the benefit of the Noteholders, and consisting of shares of an open end diversified investment company which is registered under the Investment Company Act, and which (i) invests its assets exclusively in obligations of or guaranteed by the United States of America or any instrumentality or agency thereof having in each instance a final maturity date of less than one year from their date of purchase or other Permitted Investments, (ii) seeks to maintain a constant net asset value per share, (iii) has aggregate net assets of not less than $100,000,000 on the date of purchase of such shares and

(iv) with respect to which each Note Rating Agency confirms in writing that such investment will not cause a Ratings Effect; and

          (d) any other investment if each Note Rating Agency confirms in writing that such investment will not cause a Ratings Effect.

          "Person" means any individual, corporation, estate, partnership,
           ------
limited liability company, limited liability partnership, joint venture, association, joint-stock company, business trust, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Place of Payment" means, with respect to any tranche of Notes issued
           ----------------
hereunder, the city or political subdivision so designated with respect to such tranche of Notes in accordance with the provisions of Section 301.
                                                      -----------

          "Pooling and Servicing Agreement" means the Pooling and Servicing
           -------------------------------
Agreement, dated as of August 4, 1994, between MBNA, as Seller and Servicer, and The Bank of New York, as trustee, as amended, restated and supplemented from time to time.

          "Predecessor Notes" of any particular Note means every previous Note
           -----------------
evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 306 in lieu of a mutilated, lost,
                                  -----------
destroyed or stolen Note will be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

          "Principal Allocation Amount" shall mean, on any date of determination
           ---------------------------
during any Monthly Period for any tranche, class or series of Notes (exclusive of (x) any Notes within such tranche, class or series which will be paid in full during such Monthly Period from Available Funds and/or Available Principal Amounts available on the Transfer Date occurring in such Monthly Period, other than Notes paid from the proceeds of the issuance of additional notes within such tranche, class or series and (y) any notes which will have a Nominal Liquidation Amount of zero during such Monthly Period), an amount equal to the sum of (a) for any Notes within such tranche, class or series of Notes in a Note Accumulation Period, the sum of the Nominal Liquidation Amounts for such Notes as of the close of business on the day prior to the commencement of the most recent Note Accumulation Period for such Notes, and (b) for all other Notes Outstanding within such tranche, class or series of Notes, (i) the sum of the Nominal Liquidation Amounts for such Notes, each as of the close of business on the last day of the immediately preceding Monthly Period (or, with respect to the first Monthly Period for any such series, class or tranche of Notes, the Initial Dollar Principal Amount of such Notes), plus (ii) the aggregate amount of any increases in the Nominal Liquidation Amount of such Notes as a result of
(x) the issuance of additional Notes in an Outstanding series, class or tranche of Notes, (y) the accretion of principal on Discount Notes of such tranche, class or series, as applicable, or (z) the release of prefunded amounts (other than prefunded amounts deposited during such Monthly Period) for such tranche, class or series, as applicable, from a principal funding sub-Account, in each case during such Monthly Period on or prior to such date.

          "Principal Excess" means for any series of Notes, with respect to any
           ----------------
Monthly Period, the excess, if any, of (a) the sum of the Daily Principal Amounts for each day during such Monthly Period for such series of Notes, plus Reallocated Available Funds for the related Monthly Period for such series, minus Reallocated Principal Amounts for the related Monthly Period for such series, over (b) an amount equal
                                                        ----
to the Targeted Principal Deposit Amount for the related Monthly Period for such series; provided, however, that if the Rapid Amortization Period (as defined in
        --------  -------
the Series 2001-__ Supplement) has commenced, the amount computed pursuant to clause (b) shall be the Nominal Liquidation Amount of such series of Notes.

          "Principal Payment Date" means, with respect to any tranche of Notes,
           ----------------------
each Expected Principal Payment Date, or upon the acceleration of a tranche of Notes following an Event of Default or upon the occurrence of an Early Redemption Event, or other optional or mandatory redemption of a tranche of Notes, each Monthly Principal Accrual Date.

          "Principal Shortfall" means for any series of Notes, with respect to
           -------------------
any Monthly Period, the excess, if any, of (a) an amount equal to the Targeted Principal Deposit Amount for the related Monthly Period for such series, over
                                                                         ----
(b) the sum of the Daily Principal Amounts for each day during such Monthly Period for such series of Notes, plus Reallocated Available Funds for the related Monthly Period for such series, minus Reallocated Principal Amounts for the related Monthly Period for such series; provided, however, that if the Rapid
                                            --------  -------
Amortization Period (as defined in the Series 2001-_ Supplement) has commenced, the amount computed pursuant to clause (a) shall be the Nominal Liquidation Amount of such series of Notes.

          "Qualified Account" means either (a) a segregated account (including a
           -----------------
securities account) with a Qualified Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution shall have a credit rating from each Note Rating Agency in one of its generic rating categories which signifies investment grade.

          "Qualified Institution" means (a) a depository institution, which may
           ---------------------
include the Indenture Trustee or the Owner Trustee (so long as it is a paying agent under the Indenture), organized under the laws of the United States of America or any one of the States thereof or the District of Columbia, the deposits in which are insured by the FDIC and which at all times has a short-term unsecured debt rating in the applicable investment category of each Note Rating Agency or (b) a depository institution acceptable to each Note Rating Agency.

          "Ratings Effect" means a reduction, qualification or withdrawal of any
           --------------
then current rating of the Notes.

          "Reallocated Available Funds" means, with respect to any series of
           ---------------------------
Notes for any Monthly Period, the aggregate amount of series Available Funds to be deposited into a principal funding account, paid to noteholders or otherwise treated as series Available Principal Amounts on the related Transfer Date pursuant to the related Indenture Supplement.

          "Reallocated Principal Amount" means, with respect to any series of
           ----------------------------
Notes for any Monthly Period, the aggregate amount of series Available Principal Amounts to be deposited into an interest funding account, paid to the Servicer as a portion of the Net Servicing Fee or otherwise treated as series Available Funds on the related Transfer Date pursuant to the related

Indenture Supplement; provided however, that the Reallocated Principal Amount
                      -------- -------
for any series of Notes for any Monthly Period shall not exceed the sum of the Daily Principal Amounts for each day during such Monthly Period for the subordinated notes of such series subject to reallocation for such series of Notes.

          "Reallocation Group" means all Reallocation Series that have the same
           ------------------
Reallocation Group designation.

          "Reallocation Series" means a series that, pursuant to the Indenture
           -------------------
Supplement therefor, will share certain Available Funds or other specified amounts within a specified Reallocation Group with other series in the same Reallocation Group, as more specifically set forth in such Indenture Supplement.

          "Receivables" is defined in the Pooling and Servicing Agreement.
           -----------

          "Record Date" for the interest or principal payable on any Note on any
           -----------
applicable Payment Date means the last day of the month before the related Interest Payment Date or Principal Payment Date, as applicable, unless otherwise specified in the applicable terms document.

          "Registered Note" means a Note issued in registered form.
           ---------------

          "Registered Noteholder" means a holder of a Registered Note.
           ---------------------

          "Required Subordinated Amount" means, with respect to any tranche of a
           ----------------------------
senior class of Notes, the amount specified in the related Indenture Supplement or terms document.

          "Secured Parties" is defined in the Granting Clause.
           ---------------

          "Securities Act" means the Securities Act of 1933, as amended from
           --------------
time to time.

          "Securities Exchange Act" means the Securities Exchange Act of 1934,
           -----------------------
as amended from time to time.

          "Security Interest" means the security interest granted pursuant to
           -----------------
the Granting Clause.

          "Seller" means MBNA in its capacity as Seller under the Pooling and
           ------
Servicing Agreement.

          "senior class," with respect to a class of Notes of any series, has
           ------------
the meaning specified in the related Indenture Supplement.

          "series" means, with respect to any Note, the series specified in the
           ------
applicable terms document.

          "Series Available Funds Shortfalls," with respect to any Excess
           ---------------------------------
Available Funds Sharing Series, has the meaning specified in the related Indenture Supplement.

          "Series 2001-__ Supplement" means the Series 2001-__ Supplement to the
           -------------------------
Pooling and Servicing Agreement, dated as of ________ __, 2001, as amended, supplemented, restated or otherwise modified from time to time.

          "Servicer" is defined in the Pooling and Servicing Agreement.
           --------

          "Standard & Poor's" means Standard & Poor's Ratings Services or any
           -----------------
successor thereto.

          "Stated Principal Amount," with respect to any Note, has the meaning
           ------------------------
specified in the related terms document.

          "sub-Account" means each portion of an Account designated as such
           -----------
pursuant to this Indenture, the related Indenture Supplement or any terms document.

          "subordinated class," with respect to a class of Notes of any series,
           ------------------
has the meaning specified in the related Indenture Supplement.

          "subordinated Notes" means Notes of a subordinated class of a series.
           ------------------

          "Supplemental Account" means the trust account or accounts designated
           --------------------
as such and established pursuant to Section 402(a).
                                    --------------

          "Targeted Interest Deposit Amount," for each series, class or tranche
           --------------------------------
of Notes, is defined in the related Indenture Supplement.

          "Targeted Principal Deposit Amount," for each series, class or tranche
           ---------------------------------
of Notes, is defined in the related Indenture Supplement

          "Temporary Global Note" is defined in Section 205.
           ---------------------                -----------

          "terms document" means, with respect to any series, class or tranche
           --------------
of Notes, the Indenture Supplement, the Issuer Certificate or a supplement to the Indenture Supplement that establishes such series, class or tranche.

          "tranche" means, with respect to any class of Notes, Notes of such
           -------
class which have identical terms, conditions and tranche designation. Notes of a single tranche may be issued on different dates.

          "Transfer Date" is defined in the Pooling and Servicing Agreement.
           -------------

          "Trust Agreement" means the Trust Agreement, dated as of ______ __,
           ---------------
2001, between MBNA, as Beneficiary, and Wilmington Trust Company, as Owner Trustee, as amended, supplemented, restated or supplemented from time to time.

          "Trust Indenture Act" means the Trust Indenture Act of 1939, as
           -------------------
amended by the Trust Indenture Reform Act of 1990, as in force at the date as of which this Indenture was executed except as provided in Section 1005.
                                                        ------------

          "UCC" means, unless the context otherwise requires, the Uniform
           ---
Commercial Code, as in effect in the relevant jurisdiction.

          "U.S. Depository" means, unless otherwise specified by the Issuer
           ---------------
pursuant to either Section 204, 206, or 301, with respect to Notes of any
                   -----------  ---     ---
tranche issuable or issued as Global Note within the United States, The Depository Trust Company, New York, New York, or any successor thereto registered as a clearing agency under the Securities Exchange Act, or other applicable statute regulation.

          "Weighted Average Principal Allocation Amount" means, with respect to
           --------------------------------------------
any period for any tranche, class or series of Notes, the sum of the Principal Allocation Amounts for such tranche, class or series, as applicable, as of the close of business on each day during such period divided by the actual number of days in such period.

          Section 102. Compliance Certificates and Opinions. Upon any
                       ------------------------------------
application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer will furnish to the Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

          Notwithstanding the provisions of Section 310 and of the preceding
                                            -----------
paragraph, if all Notes of a tranche are not to be originally issued at one time, it will not be necessary to deliver the Issuer Certificate otherwise required pursuant to Section 310 or the Officer's Certificate and Opinion of
                     -----------
Counsel otherwise required pursuant to such preceding paragraph at or before the time of authentication of each Note of such tranche if such documents are delivered at or prior to the authentication upon original issuance of the first Note of such tranche to be issued.

          The Trustee may rely, as to authorization by the Issuer of any tranche of Notes, the form and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the Opinion of Counsel and the other documents delivered pursuant to Section 310 and this Section, as applicable, in connection
                      -----------
with the first authentication of Notes of such tranche.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except for the written statement required by Section 1104) will include:
                      ------------

          (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (c) a statement that such individual has made such examination or investigation as is necessary to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

          Section 103.  Form of Documents Delivered to Indenture Trustee. In any
                        ------------------------------------------------
case where several matters are required to be certified by, or covered by an opinion of, one or more specified Persons, one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to the other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless the Issuer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, the Issuer stating that the information with respect to such factual matters is in the possession of the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          Section 104.  Acts of Noteholders.
                        -------------------

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action (collectively, "action") provided by this Indenture to be given or taken by Noteholders of any series, class or tranche may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action will become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent will be sufficient for any purpose of this Indenture and (subject to Section 801) conclusive in favor of the Indenture Trustee and
                -----------
the Issuer, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness to such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by an officer of a corporation or a member of a partnership, on behalf of such corporation or partnership, such certificate or affidavit will also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the person executing the same, may also be proved in any other manner which the Indenture Trustee deems sufficient.

          (c) (i) The ownership of Registered Notes will be proved by the Note Register.

                    (ii) The ownership of Bearer Notes or coupons will be proved by the production of such Bearer Notes or coupons or by a certificate, satisfactory to the Issuer, executed by any bank, trust company or recognized securities dealer, wherever situated, satisfactory to the Issuer. Each such certificate will be dated and will state that on the date thereof a Bearer Note or coupon bearing a specified serial number was deposited with or exhibited to such bank, trust company or recognized securities dealer by the Person named in such certificate. Any such certificate may be issued in respect of one or more Bearer Notes or coupons specified therein. The holding by the Person named in any such certificate of any Bearer Note specified therein will be presumed to continue for a period of one year from the date of such certificate unless at the time of any determination of such holding (A) another certificate bearing a later date issued in respect of the same Bearer Note or coupon produced, (B) the Bearer Note or coupon specified in such certificate is produced by some other Person or (C) the Bearer Note or coupon specified in such certificate has ceased to be Outstanding.

          (d) If the Issuer will solicit from the Holders any action, the Issuer may, at its option, by an Officer's Certificate, fix in advance a record date for the determination of Holders entitled to give such action, but the Issuer will have no obligation to do so. If the Issuer does not so fix a record date, such record date will be the later of thirty (30) days before the first solicitation of such action or the date of the most recent list of Noteholders furnished to the Indenture Trustee pursuant to Section
                                                                        -------
     901 before such solicitation. Such action may be given before or after the
     ---
     record date, but only the Holders of record at the close of business on the record date will be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Notes Outstanding have authorized or agreed or consented to such action, and for that purpose the Notes Outstanding will be computed as of the record date; provided that no such authorization, agreement or consent by the Holders on the record date will be deemed effective unless it will become effective pursuant to the provisions of this Indenture not later than six months after the record date.

          (e) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Note will bind the Holder of every Note issued upon the transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon whether or not notation of such action is made upon such Note.

          Section 105.  Notices, etc., to Indenture Trustee and Issuer. Any
                        ----------------------------------------------
action of Noteholders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (a) the Indenture Trustee by any Noteholder or by the Issuer will be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust Office, or

          (b) the Issuer by the Indenture Trustee or by any Noteholder will be sufficient for every purpose hereunder (except as provided in Section 701(c)) if
                                                              --------------
in writing and mailed, first-class postage prepaid, to the Issuer addressed to it at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Indenture Trustee by the Issuer.

          Section 106.  Notices to Noteholders; Waiver.
                        ------------------------------

          (a) Where this Indenture, any Indenture Supplement or any Registered Note provides for notice to Registered Noteholders of any event, such notice will be sufficiently given (unless otherwise herein, in such Indenture Supplement or in such Registered Note expressly provided) if in writing and mailed, first-class postage prepaid, sent by facsimile, sent by electronic transmission or personally delivered to each Holder of Registered Note affected by such event, at such Noteholder's address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Registered Noteholders is given by mail, facsimile, electronic transmission or delivery neither the failure to mail, send by facsimile, electronic transmission or deliver such notice, nor any defect in any notice so mailed, to any particular Noteholders will affect the sufficiency of such notice with respect to other Noteholders and any notice that is mailed, sent by facsimile, electronic transmission or delivered in the manner herein provided shall conclusively have been presumed to have been duly given.

          Where this Indenture, any Indenture Supplement or any Registered Note provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver will be the equivalent of such notice. Waivers of notice by Registered Noteholders will be filed with the Indenture Trustee, but such filing will not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          (b) In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or otherwise, it will be impractical to mail notice of any event to any Holder of a Registered Note when such notice is required to be given pursuant to any provision of this Indenture, then any method of notification as will be satisfactory to the Indenture Trustee and the Issuer will be deemed to be a sufficient giving of such notice.

          (c) No notice will be given my mail, facsimile, electronic transmission or otherwise delivered to a Holder of Bearer Notes or coupons in bearer form. In the case of any tranche with respect to which any Bearer Notes are Outstanding, any notice required or permitted to be given to Holders of such Bearer Notes will be published in an Authorized Newspaper within the time period prescribed in this Indenture or the applicable terms document.

          (d) With respect to any tranche of Notes, the applicable Indenture Supplement or terms document may specify different or additional means of giving notice to the Holders of the Notes of such tranche.

          (e) Where this Indenture provides for notice to any Note Rating Agency, failure to give such notice will not affect any other rights or obligations created hereunder and will not under any circumstance constitute an Adverse Effect.

          Section 107.  Conflict with Trust Indenture Act. If and to the extent
                        ---------------------------------
that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by, or with another provision (an "incorporated provision") included in this Indenture by operation of, Sections 310 to 318, inclusive, of the Trust Indenture Act, such imposed duties or incorporated provision will control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision will be deemed to apply to this Indenture as so modified or excluded, as the case may be.

          Section 108.  Effect of Headings and Table of Contents. The Article
                        ----------------------------------------
and Section headings herein and the Table of Contents are for convenience only and will not affect the construction hereof.

          Section 109.  Successors and Assigns. All covenants and agreements in
                        ----------------------
this Indenture by the Issuer will bind its successors and assigns, whether so expressed or not. All covenants and agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents of the Indenture Trustee.

          Section 110.  Separability. In case any provision in this Indenture or
                        ------------
in the Notes will be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

          Section 111.  Benefits of Indenture. Nothing in this Indenture or in
                        ---------------------
any Notes, express or implied, will give to any Person, other than the parties hereto and their successors hereunder, any Authenticating Agent or Paying Agent, the Note Registrar, Derivative Counterparties (to the extent specified in the applicable Derivative Agreement) and the Holders of Notes (or such of them as may be affected thereby), any benefit or any legal or equitable right, remedy or claim under this Indenture.

          Section 112.  Governing Law. THIS INDENTURE WILL BE CONSTRUED IN
                        -------------
ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Section 113.  Counterparts. This Indenture may be executed in any
                        ------------
number of counterparts, each of which so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument.

          Section 114.  Indenture Referred to in the Trust Agreement. This is
                        --------------------------------------------
the Indenture referred to in the Trust Agreement.

          Section 115.  Legal Holidays. In any case where the date on which any
                        --------------
payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.


                              [END OF ARTICLE I]

                                  ARTICLE II

                                  NOTE FORMS

          Section 201.  Forms Generally. The Notes will have such appropriate
                        ---------------
insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or the applicable Indenture Supplement, Issuer Certificate or terms document and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be required to comply with applicable laws or regulations or with the rules of any securities exchange, or as may, consistently herewith, be determined by the Issuer, as evidenced by the Issuer's execution of such Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

          The definitive Notes will be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders) or may be produced in any other manner, all as determined by the Issuer, as evidenced by the Issuer's execution of such Notes, subject, with respect to the Notes of any series, class or tranche, to the rules of any securities exchange on which such Notes are listed.

          Section 202.  Forms of Notes. Each Note will be in one of the forms
                        --------------
approved from time to time by or pursuant to an Indenture Supplement or an Issuer Certificate, or established in one or more terms documents. Before the delivery of a Note to the Indenture Trustee for authentication in any form approved by or pursuant to an Issuer Certificate, the Issuer will deliver to the Indenture Trustee the Issuer Certificate by or pursuant to which such form of Note has been approved, which Issuer Certificate will have attached thereto a true and correct copy of the form of Note which has been approved thereby or, if an Issuer Certificate authorizes a specific officer or officers of the Beneficiary to approve a form of Note, a certificate of such officer or officers approving the form of Note attached thereto. Any form of Note approved by or pursuant to an Issuer Certificate must be acceptable as to form to the Indenture Trustee, such acceptance to be evidenced by the Indenture Trustee's authentication of Notes in that form or a certificate signed by an Indenture Trustee Authorized Officer and delivered to the Issuer.

          Section 203.  Form of Indenture Trustee's Certificate of
                        ------------------------------------------
Authentication. The form of Indenture Trustee's Certificate of Authentication
--------------
for any Note issued pursuant to this Indenture will be substantially as follows:

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Notes of the series, class or tranche designated therein referred to in the within-mentioned Indenture.

                              THE BANK OF NEW YORK,
                              as Indenture Trustee,



                              By:    _____________________________________
                                     Authorized Signatory

                              Dated: _____________________________________

          Section 204.  Notes Issuable in the Form of a Global Note.
                        -------------------------------------------

          (a)  If the Issuer establishes pursuant to Sections 202 and 301 that
                                                     ------------     ---
the Notes of a particular series, class or tranche are to be issued in whole or in part in the form of one or more Global Notes, then the Issuer will execute and the Indenture Trustee or its agent will, in accordance with Section 303 and
                                                                -----------
the Issuer Certificate delivered to the Indenture Trustee or its agent thereunder, authenticate and deliver, such Global Note or Notes, which, unless otherwise provided in the applicable terms document (i) will represent, and will be denominated in an amount equal to the aggregate Stated Principal Amount (or in the case of Discount Notes, the aggregate Stated Principal Amount at the Expected Principal Payment Date of such Notes) of the Outstanding Notes of such series, class or tranche to be represented by such Global Note or Notes, or such portion thereof as the Issuer will specify in an Issuer Certificate, (ii) in the case of Registered Notes, will be registered in the name of the Depository for such Global Note or Notes or its nominee, (iii) will be delivered by the Indenture Trustee or its agent to the Depository or pursuant to the Depository's instruction, (iv) if applicable, will bear a legend substantially to the following effect: "Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner hereof, Cede & Co., has an interest herein" and (v) may bear such other legend as the Issuer, upon advice of counsel, deems to be applicable.

          (b)  Notwithstanding any other provisions of this Section 204 or of
                                                            -----------
Section 305, and subject to the provisions of paragraph (c) below, unless the
-----------
terms of a Global Note or the applicable Indenture Supplement or terms document expressly permit such Global Note to be exchanged in whole or in part for individual Notes, a Global Note may be transferred, in whole but not in part and in the manner provided in Section 305, only to a nominee of the Depository for
                          -----------
such Global Note, or to the Depository, or a successor Depository for such Global Note selected or approved by the Issuer, or to a nominee of such successor Depository.

          (c) With respect to Notes issued within the United States, unless otherwise specified in the applicable terms document, or with respect to Notes issued outside the United States, if specified in the applicable terms document:

               (i) If at any time the Depository for a Global Note notifies the Issuer that it is unwilling or unable to continue as Depository for such Global Note or if at any time the Depository for the Notes for such series, class or tranche ceases to be a clearing agency registered under the Securities Exchange Act, or other applicable statute or regulation, the Issuer will appoint a successor Depository with respect to such Global Note. If a successor Depository for such Global Note is not appointed by the Issuer within ninety (90) days after the Issuer receives such notice or becomes aware of such ineligibility, the Issuer will execute, and the Indenture Trustee or its agent, upon receipt of an Issuer Certificate requesting the authentication and delivery of individual Notes of such series, class or tranche in exchange for such Global Note, will authenticate and deliver, individual Notes of such series, class or tranche of like tenor and terms in an aggregate Stated Principal Amount equal to the Stated Principal Amount of the Global Note in exchange for such Global Note.

               (ii) The Issuer may at any time and in its sole discretion determine that the Notes of any series, class or tranche or portion thereof issued or issuable in the form of one or more Global Notes will no longer be represented by such Global Note or Notes. In such event the Issuer will execute, and the Indenture Trustee, upon receipt of an Issuer Request for the authentication and delivery of individual Notes of such series, class or tranche in exchange in whole or in part for such Global Note, will authenticate and deliver individual Notes of such series, class or tranche of like tenor and terms in definitive form in an aggregate Stated Principal Amount equal to the Stated Principal Amount of such Global Note or Notes representing such series, class or tranche or portion thereof in exchange for such Global Note or Notes.

               (iii)  If specified by the Issuer pursuant to Sections 202 and
                                                             ------------
     301 with respect to Notes issued or issuable in the form of a Global Note,
     ---
     the Depository for such Global Note may surrender such Global Note in exchange in whole or in part for individual Notes of such series, class or tranche of like tenor and terms in definitive form on such terms as are acceptable to the Issuer and such Depository. Thereupon the Issuer will execute, and the Indenture Trustee or its agent will authenticate and deliver, without service charge, (A) to each Person specified by such Depository a new Note or Notes of the same series, class or tranche of like tenor and terms and of any authorized denomination as requested by such Person in aggregate Stated Principal Amount equal to and in exchange for such Person's beneficial interest in the Global Note; and (B) to such Depository a new Global Note of like tenor and terms and in an authorized denomination equal to the difference, if any, between the Stated Principal Amount of the surrendered Global Note and the aggregate Stated Principal Amount of Notes delivered to the Holders thereof. If any Event of Default has occurred with respect to such Global Notes, and Holders of Notes evidencing not less than 50% of the unpaid Outstanding Dollar Principal Amount of the Global Notes of that tranche advise the Indenture Trustee and the Depository that a Global Note is no longer in the best interest of the Noteholders, the Holders of Global Notes may exchange such Notes for individual Notes.

               (iv) In any exchange provided for in any of the preceding three paragraphs, the Issuer will execute and the Indenture Trustee or its agent will authenticate and deliver individual Notes in definitive registered form in authorized denominations. Upon the exchange of the entire Stated Principal Amount of a Global Note for individual Notes, such Global Note will be canceled by the Indenture Trustee or its agent. Except as provided in the preceding paragraphs, Notes issued in exchange for a Global Note pursuant to this Section will be registered in such names and in such authorized denominations as the Depository for such Global Note, pursuant to instructions from its direct or indirect participants or otherwise, will instruct the Indenture Trustee or the Note Registrar. The Indenture Trustee or the Note Registrar will deliver such Notes to the Persons in whose names such Notes are so registered.

          Section 205.  Temporary Global Notes and Permanent Global Notes.
                        -------------------------------------------------

          (a) If specified in the applicable terms document for any tranche, all or any portion of a Global Note may initially be issued in the form of a single temporary Global Bearer Note or Registered Note (the "Temporary Global Note"), without interest coupons, in the denomination of the entire aggregate principal amount of such tranche and substantially in the form set forth in the exhibit with respect thereto attached to the applicable terms document. The Temporary Global Note will be authenticated by the Indenture Trustee upon the same conditions, in substantially the same manner and with the same effect as the Notes in definitive form. The Temporary Global Note may be exchanged as described below or in the applicable terms document for permanent global Bearer Notes or Registered Notes (the "Permanent Global Notes").

          (b) Unless otherwise provided in the applicable terms document, exchanges of beneficial interests in Temporary Global Notes for beneficial interests in Permanent Global Notes will be made as provided in this clause. The Beneficiary will, upon its determination of the date of completion of the distribution of the Notes of such tranche, so advise the Indenture Trustee, the Issuer, the Foreign Depository, and each foreign clearing agency forthwith. Without unnecessary delay, but in any event not prior to the Exchange Date, the Issuer will execute and deliver to the Indenture Trustee at its London office or its designated agent outside the United States Permanent Global Notes in bearer or registered form (as specified in the applicable terms document) in an aggregate principal amount equal to the entire aggregate principal amount of such tranche. Bearer Notes so issued and delivered may have coupons attached. The Temporary Global Note may be exchanged for an equal aggregate principal amount of Permanent Global Notes only on or after the Exchange Date. A United States Person may exchange the portion of the Temporary Global Note beneficially owned by it only for an equal aggregate principal amount of Permanent Global Notes in registered form bearing the applicable legend set forth in the form of Registered Note attached to the applicable terms document and having a minimum denomination of $500,000, which may be in temporary form if the Issuer so elects. The Issuer may waive the $500,000 minimum denomination requirement if it so elects. Upon any demand for exchange for Permanent Global Notes in accordance with this clause, the Issuer will cause the Indenture Trustee to authenticate and deliver the Permanent Global Notes to the Holder (x) outside the United States, in the case of Bearer Notes and (y) according to the instructions of the Holder, in the case of Registered Notes, but in either case only upon presentation to the Indenture Trustee of a written statement substantially in the form of Exhibit E-1 (or such other form as the Issuer may determine) with
            -----------
respect to the Temporary Global Note, or portion thereof
being exchanged, signed by a foreign clearing agency and dated on the Exchange Date or a subsequent date, to the effect that it has received in writing or by tested telex a certification substantially in the form of (i) in the case of beneficial ownership of the Temporary Global Note, or a portion thereof being exchanged, by a United States institutional investor pursuant to this clause, the certificate in the form of Exhibit E-2 (or such other form as the Issuer may
                               -----------
determine) signed by the Beneficiary which sold the relevant Notes or (ii) in all other cases, the certificate in the form of Exhibit E-3 (or such other form
                                                -----------
as the Issuer may determine), the certificate referred to in this clause (ii) being dated on the earlier of the first payment of interest in respect of such Note and the date of the delivery of such Note in definitive form. Upon receipt of such certification, the Indenture Trustee will cause the Temporary Global Note to be endorsed in accordance with clause (d). Any exchange as provided in this Section will be made free of charge to the Holders and the beneficial owners of the Temporary Global Note and to the beneficial owners of the Permanent Global Note issued in exchange, except that a person receiving the Permanent Global Note must bear the cost of insurance, postage, transportation and the like in the event that such Person does not receive such Permanent Global Note in person at the offices of a foreign clearing agency.

          (c) The delivery to the Indenture Trustee by a foreign clearing agency of any written statement referred to above may be relied upon by the Issuer and the Indenture Trustee as conclusive evidence that a corresponding certification or certifications has or have been delivered to such foreign clearing agency pursuant to the terms of this Indenture.

          (d) Upon any such exchange of all or a portion of the Temporary Global Note for a Permanent Global Note or Notes, such Temporary Global Note will be endorsed by or on behalf of the Indenture Trustee to reflect the reduction of its principal amount by an amount equal to the aggregate principal amount of such Permanent Global Note or Notes. Until so exchanged in full, such Temporary Global Note will in all respects be entitled to the same benefits under this Indenture as Permanent Global Notes authenticated and delivered hereunder except that the beneficial owners of such Temporary Global Note will not be entitled to receive payments of interests on the Notes until they have exchanged their beneficial interests in such Temporary Global Note for Permanent Global Notes.

          Section 206.  Beneficial Ownership of Global Notes. Until definitive
                        ------------------------------------
Notes have been issued to the applicable Noteholders pursuant to Section 204 or
                                                                 -----------
as otherwise specified in any applicable terms document:

          (a) the Issuer and the Indenture Trustee may deal with the applicable clearing agency and the clearing agency's participants for all purposes (including the making of distributions) as the authorized representatives of the respective Note Owners; and

          (b) the rights of the respective Note Owners will be exercised only through the applicable clearing agency and the clearing agency's participants and will be limited to those established by law and agreements between such Note Owners and the clearing agency and/or the clearing agency's participants. Pursuant to the operating rules of the applicable clearing agency, unless and until Notes in definitive form are issued pursuant to Section 204, the clearing
                                                      -----------
agency will make book-entry transfers among the clearing agency's participants and receive and transmit distributions of principal and interest on the related Notes to such clearing agency's participants.

          For purposes of any provision of this Indenture requiring or permitting actions with the consent of, or at the direction of, Noteholders evidencing a specified percentage of the aggregate unpaid principal amount of Outstanding Notes, such direction or consent may be given by Note Owners (acting through the clearing agency and the clearing agency's participants) owning interests in Notes evidencing the requisite percentage of principal amount of Notes.

          Section 207.  Notices to Depository. Whenever any notice or other
                        ---------------------
communication is required to be given to Noteholders with respect to which book-entry Notes have been issued, unless and until Notes in definitive form will have been issued to the related Note Owners, the Indenture Trustee will give all such notices and communications to the applicable Depository.

                              [END OF ARTICLE II]

                                  ARTICLE III

                                   THE NOTES

          Section 301.  General Title; General Limitations; Issuable in Series;
                        -------------------------------------------------------
Terms of a Series, Class or Tranche.
-----------------------------------

          (a) The aggregate Stated Principal Amount of Notes which may be authenticated and delivered and Outstanding under this Indenture is not limited.

          (b) The Notes may be issued in one or more series, classes or tranches up to an aggregate Stated Principal Amount of Notes as from time to time may be authorized by the Issuer. All Notes of each series, class or tranche under this Indenture will in all respects be equally and ratably entitled to the benefits hereof with respect to such series, class or tranche without preference, priority or distinction on account of the actual time of the authentication and delivery or Expected Principal Payment Date or Legal Maturity Date of the Notes of such series, class or tranche, except as specified in the applicable Indenture Supplement for such series or the applicable terms document for such class or tranche.

          (c) Each Note issued must be part of a series, class and tranche of Notes for purposes of allocations pursuant to Article V. A series of Notes is
                                              ---------
created pursuant to an Indenture Supplement. A class or tranche of Notes is created pursuant to an Issuer Certificate or terms document, each related to the Indenture Supplement for the applicable series.

          (d) Each series of Notes may be assigned to a group or groups of Notes for purposes of allocations pursuant to Article V. The related Indenture
                                              ---------
Supplement or terms document will identify the group or groups, if any, to which a series of Notes has been assigned and the manner and extent to which series in the same group will share amounts.

          (e) Each series of Notes may, but need not be, subdivided into multiple classes. Notes belonging to a class in any series may be entitled to specified payment priorities over other classes of Notes in that series.

          (f) Notes of a series that belong to different classes in that series belong to different tranches on the basis of the difference in class membership.

          (g) Each class of Notes may consist of a single tranche or may be subdivided into multiple tranches. Notes of a single class of a series will belong to different tranches if they have different terms and conditions. With respect to any class of Notes, Notes which have identical terms, conditions and tranche designation will be deemed to be part of a single tranche.

          (h) There shall also be established in or pursuant to an Indenture Supplement or an Issuer Certificate or terms document related to the applicable Indenture Supplement before the initial issuance of Notes of each such series, class or tranche, provision for:

                    (i)    the series designation;

                    (ii)   the Stated Principal Amount of the Notes;

                    (iii)  whether such series belongs to any group or groups;

                    (iv) whether such Notes are of a particular class of Notes or a tranche of any such class;

                    (v) the Required Subordinated Amount (if any) for such class or tranche of Notes;

                    (vi) the currency or currencies in which such Notes will be denominated and in which payments of principal of, and interest on, such Notes will or may be payable;

                    (vii) if the principal of or interest, if any, on such Notes are to be payable, at the election of the Issuer or a Holder thereof, in a currency or currencies other than that in which the Notes are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;

                     (viii) if the amount of payments of principal of or interest, if any, on such Notes may be determined with reference to an index based on (A) a currency or currencies other than that in which the Notes are stated to be payable, (B) changes in the prices of one or more other securities or groups or indexes of securities or (C) changes in the prices of one or more commodities or groups or indexes of commodities, or any combination of the foregoing, the manner in which such amounts will be determined;

                    (ix) the price or prices at which the Notes will be issued;

                    (x) the times at which such Notes may, pursuant to any optional or mandatory redemption provisions, be redeemed, and the other terms and provisions of any such redemption provisions;

                    (xi) the rate per annum at which such Notes will bear interest, if any, or the formula or index on which such rate will be determined, including all relevant definitions, and the date from which interest will accrue;

                    (xii) each Interest Payment Date, Expected Principal Payment Date and Legal Maturity Date for such Notes;

                    (xiii) the Initial Dollar Principal Amount of such Notes, and the means for calculating the Outstanding Dollar Principal Amount of such Notes;

                    (xiv) whether or not application will be made to list such Notes on any securities exchange;

                    (xv) any Events of Default or Early Redemption Events with respect to such Notes, if not set forth herein and any additions, deletions or other changes to the Events of Default or Early Redemption Events set forth herein that will be applicable to such Notes (including a provision making any Event of Default or Early Redemption Event set forth herein inapplicable to the Notes of that series, class or tranche);

                    (xvi) the appointment by the Indenture Trustee of an Authenticating Agent in one or more places other than the location of the office of the Indenture Trustee with power to act on behalf of the Indenture Trustee and subject to its direction in the authentication and delivery of such Notes in connection with such transactions as will be specified in the provisions of this Indenture or in or pursuant to the applicable terms document creating such series, class or tranche;

                    (xvii) if such Notes will be issued in whole or in part in the form of a Global Note or Global Notes, the terms and conditions, if any, upon which such Global Note or Global Notes may be exchanged in whole or in part for other individual Notes; and the Depository for such Global Note or Global Notes (if other than the Depository specified in Section
                                                                     -------
     101);
     ---

                    (xviii) the subordination of such Notes to any other indebtedness of the Issuer, including without limitation, the Notes of any other series, class or tranche;

                    (xix) if such Notes are to have the benefit of any Derivative Agreement, the terms and provisions of such agreement;

                    (xx) the Record Date for any Payment Date of such Notes, if different from the last day of the month before the related Payment Date;

                    (xxi) the controlled accumulation amount, if any, the controlled amortization amount, if any, or other principal amortization amount, if any, scheduled for such Notes; and

                    (xxii) any other terms of such Notes which will not be inconsistent with the provisions of this Indenture;

all upon such terms as may be determined in or pursuant to an Indenture Supplement and an Issuer Certificate or terms document with respect to such series, class or tranche.

               (i) The form of the Notes of each series, class or tranche will be established pursuant to the provisions of this Indenture and the related Indenture Supplement or pursuant to an Issuer Certificate or terms document creating such series, class or tranche. The Notes of each series, class or tranche will be distinguished from the Notes of each other series, class or tranche in such manner, reasonably satisfactory to the Indenture Trustee, as the Issuer may determine.

               (j) Unless otherwise provided with respect to Notes of a particular series, class or tranche, the Notes of any particular series, class or tranche will be issued in registered form, without coupons.

               (k) Any terms or provisions in respect of the Notes of any series, class or tranche issued under this Indenture may be determined pursuant to this Section by providing in the applicable Indenture Supplement and Issuer Certificate or terms document for the method by which such terms or provisions will be determined.

               (l) The Notes of each series, class or tranche may have such Expected Principal Payment Date or Dates or Legal Maturity Date or Dates, be issuable at such premium over or discount from their face value, bear interest at such rate or rates (which may be fixed or floating), from such date or dates, payable in such installments and on such dates and at such place or places to the Holders of Notes registered as such on such Record Dates, or may bear no interest, and have such terms, all as will be provided for in or pursuant to the applicable Indenture Supplement or terms document.

          Section 302.  Denominations. The Notes of each tranche will be
                        -------------
issuable in such denominations and currency as will be provided in the provisions of this Indenture or in or pursuant to the applicable Issuer Certificate or terms document. In the absence of any such provisions with respect to the Registered Notes of any tranche, the Registered Notes of that tranche will be issued in denominations of $1,000 and multiples thereof. In the absence of any such provisions with respect to the Bearer Notes of any tranche, the Bearer Notes of that tranche will be issued in denominations of 1,000, 5,000, 50,000 and 100,000 units of the applicable currency.

          Section 303.  Execution, Authentication and Delivery and Dating.
                        -------------------------------------------------

          (a) The Notes will be executed on behalf of the Issuer by an Issuer Authorized Officer. The signature of any officer of the Beneficiary or the Owner Trustee on the Notes may be manual or facsimile.

          (b) Notes bearing the manual or facsimile signatures of individuals who were at any time an Issuer Authorized Officer will bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices before the authentication and delivery of such Notes or did not hold such offices at the date of issuance of such Notes.

          (c) At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Notes executed by the Issuer to the Indenture Trustee for authentication; and the Indenture Trustee will, upon request by an Officer's Certificate, authenticate and deliver such Notes as in this Indenture provided and not otherwise.

          (d) Before any such authentication and delivery, the Indenture Trustee will be entitled to receive, in addition to any Officer's Certificate and Opinion of Counsel required to be furnished to the Indenture Trustee pursuant to Section 102, the Issuer Certificate and any other opinion or
            -----------
certificate relating to the issuance of the tranche of Notes required to be furnished pursuant to Section 202 or Section 310.
                      -----------    -----------

          (e) The Indenture Trustee will not be required to authenticate such Notes if the issue thereof will adversely affect the Indenture Trustee's own rights, duties or immunities under the Notes and this Indenture.

          (f) Unless otherwise provided in the form of Note for any tranche, all Notes will be dated the date of their authentication.

          (g) No Note will be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by manual signature of an authorized signatory, and such certificate upon any Note will be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

          Section 304.  Temporary Notes.
                        ---------------

          (a) Pending the preparation of definitive Notes of any tranche, the Issuer may execute, and, upon receipt of the documents required by Section 303,
                                                                   -----------
together with an Officer's Certificate, the Indenture Trustee will authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the Issuer may determine, as evidenced by the Issuer's execution of such Notes.

          (b) If temporary Notes of any tranche are issued, the Issuer will cause definitive Notes of such tranche to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes of such tranche will be exchangeable for definitive Notes of such tranche upon surrender of the temporary Notes of such tranche at the office or agency of the Issuer in a Place of Payment, without charge to the Holder; and upon surrender for cancellation of any one or more temporary Notes the Issuer will execute and the Indenture Trustee will authenticate and deliver in exchange therefor a like Stated Principal Amount of definitive Notes of such tranche of authorized denominations and of like tenor and terms. Until so exchanged the temporary Notes of such tranche will in all respects be entitled to the same benefits under this Indenture as definitive Notes of such tranche.

          Section 305.  Registration, Transfer and Exchange.
                        -----------------------------------

          (a) The Issuer will keep or cause to be kept a register (herein sometimes referred to as the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer will provide for the registration of Registered Notes, or of Registered Notes of a particular tranche, and for transfers of Registered Notes or of Registered Notes of such tranche. Any such register will be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times the information contained in such register or registers will be available for inspection by the Indenture Trustee at the office or agency to be maintained by the Issuer as provided in Section 1102.
                             ------------

          (b)  Subject to Section 204, upon surrender for transfer of any
                          -----------
Registered Note of any tranche at the office or agency of the Issuer in a Place of Payment, if the requirements of Section 8-401(c) of the UCC are met, the Issuer will execute, and, upon receipt of such surrendered note, the Indenture Trustee will authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Notes of such tranche of any authorized denominations, of a like aggregate Stated Principal Amount, Expected Principal Payment Date and Legal Maturity Date and of like terms.

          (c)  Subject to Section 204, at the option of the Holder, Notes of any
                          -----------
tranche may be exchanged for other Notes of such tranche of any authorized denominations, of a like aggregate Stated Principal Amount, Expected Principal Payment Date and Legal Maturity Date and of like terms, upon surrender of the Notes to be exchanged at such office or agency. Registered Notes, including Registered Notes received in exchange for Bearer Notes, may not be exchanged for Bearer Notes. At the option of the Holder of a Bearer Note, subject to applicable laws and regulations, Bearer Notes may be exchanged for other Bearer Notes or Registered Notes (of the same class and tranche) of authorized denominations of like aggregate fractional undivided interests in the Noteholders' interest, upon surrender of the Bearer Notes to be exchanged at an office or agency of the Note Registrar located outside the United States. Each Bearer Note surrendered pursuant to this Section will have attached thereto all unmatured coupons; provided, however, that any Bearer Note, so surrendered after the close of business on the last day of the month preceding the relevant Payment Date need not have attached the coupon relating to such Payment Date. Whenever any Notes are so surrendered for exchange, the Issuer will execute, and the Trustee will authenticate and deliver (in the case of Bearer Notes, outside the United Sates), the Notes which the Noteholders making the exchange are entitled to receive.

          (d) All Notes issued upon any transfer or exchange of Notes will be the valid and legally binding obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such transfer or exchange.

          (e) Every Note presented or surrendered for transfer or exchange will (if so required by the Issuer or the Indenture Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Note Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

          (f) Unless otherwise provided in the Note to be transferred or exchanged, no service charge will be made on any Noteholder for any transfer or exchange of Notes, but the Issuer may (unless otherwise provided in such Note) require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Notes, other than exchanges pursuant to Section 304 or 1006 not involving any transfer.
                                 -----------    ----

          (g) None of the Issuer, the Indenture Trustee, any agent of the Indenture Trustee, any Paying Agent or the Note Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Note or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

          (h) The Issuer initially appoints The Bank of New York, to act as Note Registrar for the Registered Notes on its behalf. The Issuer may at any time and from time to time authorize any Person to act as Note Registrar in place of the Indenture Trustee with respect to any tranche of Notes issued under this Indenture.

          (i) Registration of transfer of Notes containing the following legend or to which the following legend is applicable:

          THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NEITHER THIS NOTE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE

          EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN."

will be effected only if such transfer is made pursuant to an effective registration statement under the Securities Act, or is exempt from the registration requirements under the Securities Act. In the event that registration of a transfer is to be made in reliance upon an exemption from the registration requirements under the Securities Act, the transferor or the transferee will deliver, at its expense, to the Issuer and the Indenture Trustee, an investment letter from the transferee, substantially in the form of the investment letter attached hereto as Exhibit D or such other form as the Issuer may determine, and no registration of transfer will be made until such letter is so delivered.

          Notes issued upon registration or transfer of, or Notes issued in exchange for, Notes bearing the legend referred to above will also bear such legend unless the Issuer, the Trustee and the Note Registrar receive an Opinion of Counsel, satisfactory to each of them, to the effect that such legend may be removed.

          Whenever a Note containing the legend referred to above is presented to the Note Registrar for registration of transfer, the Note Registrar will promptly seek instructions from the Issuer regarding such transfer and will be entitled to receive an Issuer Certificate prior to registering any such transfer. The Issuer hereby agrees to indemnify the Note Registrar and the Indenture Trustee and to hold each of them harmless against any loss, liability or expense incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by them in relation to any such instructions furnished pursuant to this clause.

          Section 306.  Mutilated, Destroyed, Lost and Stolen Notes.
                        -------------------------------------------

          (a) If (i) any mutilated Note (together, in the case of Bearer Notes, with all unmatured coupons, if any, appertaining thereto) is surrendered to the Indenture Trustee, or the Issuer and the Indenture Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Issuer and the Indenture Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Issuer or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, the Issuer will execute and upon its request the Indenture Trustee will authenticate and deliver (in the case of Bearer Notes, outside the United States), in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note of like tenor, series, class or tranche, Expected Principal Payment Date, Legal Maturity Date and Stated Principal Amount, bearing a number not contemporaneously Outstanding.

          (b) In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Issuer in its discretion may, instead of issuing a new Note, pay such Note.

          (c) Upon the issuance of any new Note under this Section, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

          (d) Every new Note issued pursuant to this Section in lieu of any destroyed, lost or stolen Note will constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Note will be at any time enforceable by anyone, and will be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes of the same series, class or tranche duly issued hereunder.

          (e) The provisions of this Section are exclusive and will preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

          Section 307.  Payment of Interest; Interest Rights Preserved.
                        ----------------------------------------------

          (a)  Unless otherwise provided with respect to such Note pursuant to
Section 301, interest payable on any Registered Note will be paid to the Person
-----------
in whose name that Note (or one or more Predecessor Notes) is registered at the close of business on the most recent Record Date and interest payable on any Bearer Note will be paid to the bearer of that Note (or the applicable coupon).

          (b) Subject to clause (a), each Note delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Note will carry the rights to interest accrued or principal accreted and unpaid, and to accrue or accrete, which were carried by such other Note.

          Section 308.  Persons Deemed Owners. The Issuer, the Indenture
                        ----------------------
Trustee, the Owner Trustee, the Beneficiary and any agent of the Issuer, the Indenture Trustee, the Owner Trustee, or the Beneficiary may treat the Person who is proved to be the owner of such Note pursuant to Section 104(c) as the
                                                       --------------
owner of such Note for the purpose of receiving payment of principal of and (subject to Section 307) interest on such Note and for all other purposes
            -----------
whatsoever, whether or not such Note be overdue, and neither the Issuer, the Indenture Trustee, the Owner Trustee, nor any agent of the Issuer, the Indenture Trustee, the Owner Trustee, or the Beneficiary will be affected by notice to the contrary.

          Section 309.  Cancellation. All Notes surrendered for payment,
                        ------------
redemption, transfer, conversion or exchange will, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and, if not already canceled, will be promptly canceled by it. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered will be promptly canceled by the Indenture Trustee. No Note will be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. The Indenture Trustee will dispose of all canceled Notes in accordance with its customary procedures and will deliver a certificate of such disposition to the Issuer.

          Section 310.  New Issuances of Notes.
                        ----------------------

          (a) The Issuer may issue new Notes of any series, class or tranche, so long as the following conditions precedent are satisfied:

          (i) on or before the [fourth] Business Day before the date that the new issuance is to occur, the Issuer gives the Indenture Trustee and the Note Rating Agencies written notice of the issuance;

          (ii) on or prior to the date that the new issuance is to occur, the Issuer delivers to the Indenture Trustee and each Note Rating Agency an Issuer Certificate to the effect that:

                (A) the Issuer reasonably believes that the new issuance will not at the time of its occurrence or at a future date cause an Adverse Effect on any Outstanding Notes;

                (B) all instruments furnished to the Indenture Trustee conform to the requirements of this Indenture and constitute sufficient authority hereunder for the Indenture Trustee to authenticate and deliver such Notes;

                (C) the form and terms of such Notes have been established in conformity with the provisions of this Indenture;

                (D) all laws and requirements with respect to the execution and delivery by the Issuer of such Notes have been complied with, the Issuer has the trust power and authority to issue such Notes and such Notes have been duly authorized and delivered by the Issuer and, assuming due authentication and delivery by the Indenture Trustee, constitute legal, valid and binding obligations of the Issuer enforceable in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws and legal principles affecting creditors' rights generally from time to time in effect and to general equitable principles, whether applied in an action at law or in equity) and entitled to the benefits of this Indenture, equally and ratably with all other Notes, if any, of such series, class or tranche Outstanding, subject to the terms of this Indenture, each Indenture Supplement and each terms document; and

                (E) such other matters as the Indenture Trustee may reasonably request;

           (iii) on or before the date that the new issuance is to occur, the Issuer will have delivered to the Indenture Trustee and the Note Rating Agencies a Master Trust Tax Opinion and an Issuer Tax Opinion with respect to such issuance;

           (iv) on or before the date that the new issuance is to occur, the Issuer will have delivered to the Trustee an Indenture Supplement and terms document relating to the applicable series, class and tranche of Notes;

           (v) no Pay Out Event as defined in the Pooling and Servicing Agreement or Series 2001-__ Pay Out Event as defined in the Series 2001-__ Supplement will have occurred and be continuing as of the date of the new issuance;

               (vi) in the case of foreign currency Notes, the Issuer will have appointed one or more Paying Agents in the appropriate countries;

               (vii) the Note Rating Agencies have provided written confirmation that such amendment will not have a Ratings Effect;

               (viii) the conditions specified herein or in Section 311 are
                                                            -----------
     satisfied; and

               (ix) any other conditions specified herein in the applicable Indenture Supplement or terms document;

provided, however, that any one of the aforementioned conditions (other than
--------  -------
clauses (iii) and (iv)) may be eliminated or modified as a condition precedent to any new issuance of a series, class or tranche of Notes if the Issuer has obtained written confirmation from each Note Rating Agency that there will be no Ratings Effect with respect to any Outstanding Notes as a result of a new issuance of Notes.

          (b) The Issuer and the Indenture Trustee will not be required to obtain the consent of any Noteholder of any Outstanding series, class or tranche to issue any additional Notes of any series, class or tranche.

          (c) There are no restrictions on the timing or amount of any additional issuance of Notes of an Outstanding tranche of a multiple issuance series, so long as the conditions described in paragraph (a) are met. As of the date of any additional issuance of Notes of an Outstanding tranche of Notes, the Stated Principal Amount, Outstanding Dollar Principal Amount and Nominal Liquidation Amount of that tranche will be increased to reflect the principal amount of the additional Notes. If the additional Notes are a tranche of Notes that has the benefit of a Derivative Agreement, the Issuer will enter into a Derivative Agreement for the benefit of the additional Notes. The targeted deposits, if any, to the Principal Funding sub-Account will be increased proportionately to reflect the principal amount of the additional Notes.

          When issued, the additional Notes of a tranche will be identical in all respects to the other Outstanding Notes of that tranche and will be equally and ratably entitled to the benefits of the Indenture and the related Indenture Supplement as the other Outstanding Notes of that tranche without preference, priority or distinction.

          Section 311.  Specification of Required Subordinated Amount and other
                        -------------------------------------------------------
Terms with Respect to each Tranche.
----------------------------------

          (a) The applicable Indenture Supplement or terms document for each tranche of Notes will specify a Required Subordinated Amount of each subordinated class of Notes, if any.

          (b) The Issuer may change the Required Subordinated Amount for any tranche of Notes at any time without the consent of any Noteholders so long as the Issuer has [(i) received confirmation from the Note Rating Agencies that have rated any Outstanding Notes of that series that the change in the Required Subordinated Amount will not result in a Ratings Effect with respect to any Outstanding Notes in that series and (ii)] delivered to the Trustee and the Note Rating Agencies a Master Trust Tax Opinion and an Issuer Tax Opinion.

          Section 312.  Reallocation Groups. Available Funds and other specified
                        -------------------
amounts allocated to each series in a Reallocation Group shall be reallocated to cover interest and expenses related to each series in such Reallocation Group as specified in each related Indenture Supplement. The reallocation provisions of the Indenture Supplement for each series in the same Reallocation Group are required to be identical in all material respects.

          Section 313.  Excess Available Funds Sharing Groups.  The Issuer shall
                        -------------------------------------
reallocate and redistribute certain excess Available Funds to cover Series Available Funds Shortfalls incurred by Excess Available Funds Sharing Series in a particular Excess Available Funds Sharing Group as specified in the related Indenture Supplements; provided, however, that the Beneficiary may, at any time, direct the Indenture Trustee to, and the Indenture Trustee will, discontinue the sharing of excess Available Funds among series. Following the delivery by the Beneficiary of such an Officer's Certificate to the Indenture Trustee there will not be any further sharing of excess Available Funds among series.

                             [END OF ARTICLE III]

                                  ARTICLE IV

                           ACCOUNTS AND INVESTMENTS

          Section 401.  Collections. Except as otherwise expressly provided
                        -----------
herein, the Indenture Trustee may demand payment or delivery of, and will receive and collect, directly and without intervention or assistance from any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture including, without limitation, all funds and other property payable to the Indenture Trustee pursuant to the Collateral (collectively, the "Collections"). The
                                                       -----------
Indenture Trustee will hold all such money and property received by it as part of the Collateral and will apply it as provided in this Indenture.

          Section 402.  Accounts.
                        --------

          (a)  Accounts; Deposits to and Distributions from Accounts. On or
               -----------------------------------------------------
before the Effective Date, the Issuer will cause to be established and maintained one or more Qualified Accounts (collectively, the "Collection
                                                              ----------
Account") in the name of the Indenture Trustee, bearing a designation clearly
-------
indicating that the funds deposited therein are held for the benefit of the Secured Parties. All collections received from the Master Trust pursuant to
Section 5.01 of the Pooling and Servicing Agreement as supplemented by the
------------
Series 2001-__ Supplement shall be deposited into the Collection Account. From time to time in connection with the issuance of a series, class or tranche of Notes, the Indenture Trustee may establish one or more Qualified Accounts denominated as "Supplemental Accounts" in the name of the Indenture Trustee. The
                ---------------------
Collection Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Secured Parties. If, at any time, the institution holding the Collection Account ceases to be a Qualified Institution, the Issuer will within ten (10) Business Days (or such longer period, not to exceed thirty
(30) calendar days, as to which each Note Rating Agency may consent in writing) establish a new Collection Account that is a Qualified Account and shall transfer any cash and/or investments to such new Collection Account. From the date such new Collection Account is established, it will be the "Collection Account." Supplemental Accounts will be created as specified in the applicable Indenture Supplement or terms document. Any Supplemental Account will receive deposits as set forth in the applicable Indenture Supplement or terms document.

          (b) All payments to be made from time to time by or on behalf of the Indenture Trustee to Noteholders out of funds in the Accounts pursuant to this Indenture will be made by or on behalf of the Indenture Trustee to the Paying Agent not later than 12:00 noon on the applicable Payment Date or earlier, if necessary, or as otherwise provided in Article V or the applicable Indenture
                                       ---------
Supplement or terms document but only to the extent of available funds in the applicable Supplemental Account or sub-Account.

          Section 403.  Investment of Funds in the Accounts.
                        -----------------------------------

          (a) Funds on deposit in the Accounts will be invested and reinvested by the Indenture Trustee at the written direction of the Issuer in one or more Permitted Investments. The Issuer may authorize the Indenture Trustee to make specific investments pursuant to written instructions, in such amounts as the Issuer will specify. Notwithstanding the foregoing, funds held by the Indenture Trustee in any of the Accounts will be invested in Permitted Investments that will mature in each case no later than the date on which such funds in the Accounts are scheduled to be transferred or distributed by the Indenture Trustee pursuant to this Indenture (or as necessary to provide for timely payment of principal or interest on the applicable Principal Payment Date or Interest Payment Date).

          (b) All funds deposited from time to time in the Accounts pursuant to this Indenture and all investments made with such funds will be held by the Indenture Trustee in the Accounts as part of the Collateral as herein provided, subject to withdrawal by the Indenture Trustee for the purposes set forth herein.

          (c) Funds and other property in any of the Accounts will not be commingled with any other funds or property of the Issuer. The Indenture Trustee shall (i) hold each Permitted Investment (other than those described in clause
(c) of the definition thereof) that constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Indenture Trustee that (A) such investment property at all times shall be credited to a securities account of the Indenture Trustee, (B) all property credited to such securities account shall be treated as a financial asset, (C) such securities intermediary shall treat the Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (D) such securities intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (E) such securities intermediary shall not agree with any person or entity other than the Indenture Trustee to comply with entitlement orders originated by any person or entity other than the Indenture Trustee, (F) such securities account and all property credited thereto shall not be subject to any lien, security interest, right of set-off, or encumbrance in favor of such securities intermediary or anyone claiming through such securities intermediary (other than the Indenture Trustee), and (G) such agreement between such securities intermediary and the Indenture Trustee shall be governed by the laws of the State of New York; (ii) maintain possession of each other Permitted Investment not described in clause (i) above (other than those described in clause (c) of the definition thereof) in the State of New York; and (iii) cause each Permitted Investment described in clause (c) of the definition thereof to be registered in the name of the Indenture Trustee by the issuer thereof. Each term used in this Section 403(c) and defined in the UCC
                                       --------------
shall have the meaning set forth in the UCC.

          (d) On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Collection Account will be treated as Available Funds and applied pursuant to Section 501 for such Transfer Date. Unless otherwise stated in the related Indenture Supplement, for purposes of determining the availability of funds or the balance in the Accounts for any reason under this Indenture or any Indenture Supplement, investment earnings on such funds shall be deemed not to be available or on deposit.

          Subject to Section 801(c), the Indenture Trustee will not in any way
                     --------------
be held liable by reason of any insufficiency in such Accounts resulting from any loss on any Permitted Investment included therein except for losses attributable to the Indenture Trustee's failure to make payments on such Permitted Investments issued by the Indenture Trustee, in its commercial capacity, in accordance with their terms.

          (e) Funds on deposit in the Accounts will be invested and reinvested by the Indenture Trustee to the fullest extent practicable, in such manner as the Indenture Trustee will from time to time determine, but only in one or more Permitted Investments, upon the occurrence of any of the following events:

                    (i) the Issuer will have failed to give investment directions to the Indenture Trustee; or

                    (ii) an Event of Default will have occurred and is continuing but no Notes have been declared due and payable pursuant to
     Section 702.
     -----------

                              [END OF ARTICLE IV]

                                   ARTICLE V

                      ALLOCATIONS, DEPOSITS AND PAYMENTS

          Section 501. Allocations of Available Funds. With respect to each
                       ------------------------------
Monthly Period, the Indenture Trustee will allocate to each series of Notes its portion of Available Funds in an amount equal to the sum of (i) the sum of the Daily Available Funds Amounts for each day during such Monthly Period for such series of Notes, (ii) such series' pro rata portion of Finance Charge Account Investment Proceeds allocated to Series 2001-__ pursuant to Section 5(b) of the
                                                            ------------
Series 2001-__ Supplement with respect to the related Transfer Date based on the aggregate amount on deposit in the Finance Charge Account with respect to such series of Notes to the aggregate amount on deposit in the Finance Charge Account with respect to all series of Notes and (iii) such series' pro rata portion of Principal Account Investment Proceeds allocated to Series 2001-__ pursuant to
Section 5(b) of the Series 2001-__ Supplement with respect to the related
------------
Transfer Date based on the aggregate amount on deposit in the Principal Account with respect to such series of Notes to the aggregate amount on deposit in the Principal Account with respect to all series of Notes for application in accordance with the related Indenture Supplement.

          Section 502.  Allocations of Available Principal Amounts. With respect
                        ------------------------------------------
to each Monthly Period, the Indenture Trustee will allocate all Available Principal Amounts to each series of Notes with a Monthly Principal Payment for such Monthly Period in an amount equal to its Monthly Principal Payment; provided, however, that in the event that Available Principal Amounts for any
--------  -------
Monthly Period are less than the aggregate Monthly Principal Payments for all series of Notes, Available Principal Amounts will be allocated to each series of Notes with a Monthly Principal Payment for such Monthly Period in an amount equal to the lesser of (a) the sum of the Daily Principal Amounts for each day during such Monthly Period for such series of Notes and (b) the Monthly Principal Payment for such series of Notes for such Monthly Period for application in accordance with the related Indenture Supplement; provided
                                                                 --------
further, however, that any excess Available Principal Amounts identified in the
-------  -------
application of clause (a) of the preceding proviso, or in the application of this proviso, will be allocated to each series of Notes which has not been allocated sufficient Available Principal Amounts to cover its full Monthly Principal Payment up to the amount of such insufficiency pro rata (based on the ratio of the Weighted Average Principal Allocation Amount for such series of Notes for such Monthly Period to the Weighted Average Principal Allocation Amount for all series of Notes with an unpaid Monthly Principal Payment for such Monthly Period) for application in accordance with the related Indenture Supplement.

          Section 503.  Final Payment. Each tranche of Notes will be considered
                        -------------
to be paid in full, the Holders of such tranche of Notes will have no further right or claim, and the Issuer will have no further obligation or liability with respect to such tranche of Notes, on the earliest to occur of:

          (a) the date of the payment in full of the Stated Principal Amount of and all accrued interest on that tranche of Notes;

          (b) the date on which the Outstanding Dollar Principal Amount of such Notes is reduced to zero, and all accrued interest on such Notes is paid in full; or

          (c) on the Legal Maturity Date of such Notes, after giving effect to all deposits, allocations, reallocations, sales of Receivables and payments to be made on such date.

          Section 504.  Payments within a Series, Class or Tranche. All payments
                        ------------------------------------------
of principal, interest or other amounts to Holders of the Notes of a series, class or tranche will be made in accordance with the related Indenture Supplement and terms document.

          Section 505.  Allocations of Collections of Finance Charge Receivables
                        --------------------------------------------------------
Allocable to the Segregated Seller Interest. With respect to each Monthly
-------------------------------------------
Period, the Indenture Trustee will allocate to each series of Notes for application in accordance with the related Indenture Supplement, the aggregate amount paid to the Issuer with respect to each such series of Notes pursuant to
Section 4.09 of the Series 2001-__ Supplement.
------------

                              [END OF ARTICLE V]

                                  ARTICLE VI

               SATISFACTION AND DISCHARGE; CANCELLATION OF NOTES

                          HELD BY THE ISSUECR OR MBNA

          Section 601.  Satisfaction and Discharge of Indenture. This Indenture
                        ---------------------------------------
will cease to be of further effect with respect to any series, class or tranche of Notes (except as to any surviving rights of transfer or exchange of Notes of that series, class or tranche expressly provided for herein or in the form of Note for that series, class or tranche), and the Indenture Trustee, on demand of and at the expense of the Issuer, will execute proper instruments acknowledging satisfaction and discharge of this Indenture as to that series, class or tranche, when:

          (a) all Notes of that series, class or tranche theretofore authenticated and delivered (other than (A) Notes of that series, class or tranche which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, and (B) Notes of that series, class or
                       ------------
tranche for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from that trust, as provided in Section 1103) have been delivered
                                              ------------
to the Indenture Trustee canceled or for cancellation;

          (b) the Issuer has paid or caused to be paid all other sums payable hereunder (including payments to the Indenture Trustee pursuant to Section 807)
                                                                   -----------
by the Issuer with respect to the Notes of that series, class or tranche; and

          (c) the Issuer has delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to the Notes of that series, class or tranche have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture with respect to any series, class or tranche of Notes, the obligations of the Issuer to the Indenture Trustee with respect to that series, class or tranche under Section
                                                                      -------
807 and the obligations of the Indenture Trustee under Sections 602 and 1103
---                                                    ------------     ----
will survive such satisfaction and discharge.

          Section 602.  Application of Trust Money. All money and obligations
                        --------------------------
deposited with the Indenture Trustee pursuant to Section 601 or Section 603 and
                                                 -----------    -----------
all money received by the Indenture Trustee in respect of such obligations will be held in trust and applied by it, in accordance with the provisions of the series, class or tranche of Notes in respect of which it was deposited and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent) as the Indenture Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment that money and obligations have been deposited with or received by the Indenture Trustee; but that money and obligations need not be segregated from other funds held by the Indenture Trustee except to the extent required by law.

          Section 603.  Cancellation of Notes Held by the Issuer or MBNA. If the
                        ------------------------------------------------
Issuer, MBNA or any of their Affiliates holds any Notes, that Holder may, subject to any provisions of a related Indenture Supplement limiting the repayment of subordinated classes of Notes, by notice from that Holder to the Indenture Trustee cause that Note to be canceled, whereupon (a) the Note will no longer be Outstanding, and (b) the Issuer will cause the Investor Interest of the Collateral Certificate to be reduced by an amount equal to the Nominal Liquidation Amount of that cancelled Note.

                              [END OF ARTICLE VI]

                                  ARTICLE VII

                        EVENTS OF DEFAULT AND REMEDIES

          Section 701.  Events of Default. "Event of Default," wherever used
                        -----------------
herein, means with respect to any series, class or tranche of Notes any one of the following events (whatever the reason for such Event of Default and whether it will be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless such event is either expressly stated to be inapplicable to a particular series, class or tranche or specifically deleted or modified in the applicable Indenture Supplement or terms document creating such series, class or tranche of Notes or in the form of Note for such series, class or tranche:

          (a) with respect to any tranche of Notes, a default by the Issuer in the payment of any interest upon such Notes when such interest becomes due and payable, and continuance of such default for a period of thirty-five (35) days following the date on which such interest became due and payable;

          (b) with respect to any tranche of Notes, a default by the Issuer in the payment of the principal amount of such Notes at the applicable Legal Maturity Date;

          (c) a default in the performance, or breach, of any covenant or warranty of the Issuer in this Indenture in respect of the Notes of such series, class or tranche (other than a covenant or warranty in respect of the Notes of such series, class or tranche a default in the performance of which or the breach of which is elsewhere in this Section specifically dealt with), all of such covenants and warranties in this Indenture which are not expressly stated to be for the benefit of a particular series, class and tranche of Notes being deemed to be in respect of the Notes of all series, classes or tranches for this purpose, and continuance of such default or breach for a period of sixty (60) days after there has been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Holders of at least 25% in Outstanding Dollar Principal Amount of the Outstanding Notes of such series, class or tranche, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder and, as a result of such default, the interests of the Holders of the Notes of such series, class or tranche are materially and adversely affected and continue to be materially and adversely affected during the sixty (60) day period;

          (d) the entry of an order for relief against the Issuer under the Federal Bankruptcy Code by a court having jurisdiction in the premises or a decree or order by a court having jurisdiction in the premises adjudging the Issuer a bankrupt or insolvent under any other applicable Federal or State law, or the entry of a decree or order approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Issuer under the Federal Bankruptcy Code or any other applicable Federal or State law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Issuer or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of ninety (90) consecutive days;

          (e) the consent by the Issuer to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable Federal or State law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Issuer or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Issuer in furtherance of any such action; or

          (f) with respect to any series, class or tranche, any additional Event of Default specified in the Indenture Supplement or terms document for such series, class or tranche as applying to such series, class or tranche, or specified in the form of Note for such series, class or tranche.

          Section 702.  Acceleration of Maturity; Rescission and Annulment.
                        --------------------------------------------------

          (a) If an Event of Default described in clause (a), (b), (c) or (f) (if the Event of Default under clause (c) or (f) is with respect to less than all series, classes and tranches of Notes then Outstanding) of Section 701
                                                               -----------
occurs and is continuing with respect to any series, class or tranche, then and in each and every such case, unless the principal of all the Notes of such series, class or tranche shall have already become due and payable, either the Indenture Trustee or the Majority Holders of the Notes of such series, class or tranche then Outstanding hereunder (each such series, class or tranche acting as a separate class), by notice in writing to the Issuer (and to the Indenture Trustee if given by Holders), may declare the Outstanding principal amount of all the Notes of such series, class or tranche then Outstanding and all interest accrued or principal accreted and unpaid (if any) thereon to be due and payable immediately, and upon any such declaration the same will become and will be immediately due and payable, anything in this Indenture, the related Indenture Supplement or terms documents or in the Notes of such series, class or tranche to the contrary notwithstanding. Such payments are subject to Article V and the
                                                              ---------
allocation, deposits and payment sections of the related Indenture Supplement.

          (b) If an Event of Default described in clause (c) or (f) (if the Event of Default under clause (c) or (f) is with respect to all series, classes and tranches of Notes then Outstanding) of Section 701 occurs and is continuing,
                                           -----------
then and in each and every such case, unless the principal of all the Notes shall have already become due and payable, either the Indenture Trustee or the Majority Holders of all the Notes then Outstanding hereunder (treated as one class), by notice in writing to the Issuer (and to the Indenture Trustee if given by Holders), may declare the Outstanding principal amount of all the Notes then Outstanding and all interest accrued or principal accreted and unpaid (if any) thereon to be due and payable immediately, and upon any such declaration the same will become and will be immediately due and payable, notwithstanding anything in this Indenture, the related Indenture Supplements or terms documents or the Notes to the contrary.

          (c)  If an Event of Default described in clause (d) or (e) of Section
                                                                        -------
701 occurs and is continuing, then the Notes of all series, classes and tranches
---
will automatically be and become immediately due and payable by the Issuer, without notice or demand to any Person, and the Issuer will automatically and immediately be obligated to pay off the Notes.

At any time after such a declaration of acceleration has been made with respect to the Notes of any series, class or tranche and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article VII provided, the Majority Holders of such series,
                    -----------
classes or tranche, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

          (a) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay (i) all overdue installments of interest on the Notes of such series, class or tranche, (ii) the principal of any Notes of such series, class or tranche which have become due otherwise than by such declaration of acceleration, and interest thereon at the rate or rates prescribed therefor by the terms of the Notes of such series, class or tranche, to the extent that payment of such interest is lawful, (iii) interest upon overdue installments of interest at the rate or rates prescribed therefor by the terms of the Notes of such series, class or tranche to the extent that payment of such interest is lawful, and (iv) all sums paid by the Indenture Trustee hereunder and the reasonable compensation, expenses and disbursements of the Indenture Trustee, its agents and counsel and all other amounts due the Indenture Trustee under
     Section 807; and
     -----------

          (b) all Events of Default with respect to such series, class or tranche of Notes, other than the nonpayment of the principal of the Notes of such series, class or tranche which has become due solely by such acceleration, have been cured or waived as provided in Section 716.
                                                            -----------

          No such rescission will affect any subsequent default or impair any right consequent thereon.

          Section 703.  Collection of Indebtedness and Suits for Enforcement by
                        -------------------------------------------------------
Indenture Trustee. The Issuer covenants that if:
-----------------

          (a) the Issuer defaults in the payment of interest on any series, class or tranche of Notes when such interest becomes due and payable and such default continues for a period of thirty-five (35) days following the date on which such interest became due and payable, or

          (b) the Issuer defaults in the payment of the principal of any series, class or tranche of Notes at the Legal Maturity Date thereof;

and any such default continues beyond any specified grace period provided with respect to such series, class or tranche of Notes, the Issuer will, upon demand of the Indenture Trustee, pay (subject to the allocation provided in Article V
                                                                     ---------
and any related Indenture Supplement) to the Indenture Trustee, for the benefit of the Holders of any such Notes of the affected series, class or tranche, the whole amount then due and payable on any such Notes for principal and interest, with interest, to the extent that payment of such interest will be legally enforceable, upon the overdue principal and upon overdue installments of interest, (i) in the case of Interest-bearing Notes, at the rate of interest applicable to the stated principal amount thereof, unless otherwise specified in the applicable terms document; and (ii) in the case of Discount Notes, as specified in the applicable terms document, and in addition thereto, will pay such further amount as will be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel and all other amounts due the Indenture Trustee under Section 807.
                                                              -----------

          If the Issuer fails to pay such amounts forthwith upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Issuer or any other obligor upon the Notes of such series, class or tranche and collect the money adjudged or decreed to be payable in the manner provided by law out of the Collateral or any other obligor upon such Notes, wherever situated.

          Section 704.  Indenture Trustee May File Proofs of Claim. In case of
                        ------------------------------------------
the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Issuer or any other obligor upon the Notes or the property of the Issuer or of such other obligor or their creditors, the Indenture Trustee (irrespective of whether the principal of the Notes will then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee will have made any demand on the Issuer for the payment of overdue principal or interest) will be entitled and empowered, by intervention in such proceedings or otherwise,

               (i) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary and advisable in order to have the claims of the Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel and all other amounts due the Indenture Trustee under Section 807) and of the Noteholders allowed in such
                             -----------
     judicial proceeding, and

               (ii) to collect and receive any funds or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Noteholder to make such payment to the Indenture Trustee and in the event that the Indenture Trustee will consent to the making of such payments directly to the Noteholders, to pay to the Indenture Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, and any other amounts due the Indenture Trustee under Section 807.
      -----------

          Nothing herein contained will be deemed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan or reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

          Section 705.  Indenture Trustee May Enforce Claims Without Possession
                        -------------------------------------------------------
of Notes. All rights of action and claims under this Indenture or the Notes of
--------
any series, class or tranche may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Notes of such series, class or tranche or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Indenture Trustee will be brought in its own name as trustee of an express trust, and any recovery of judgment will, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agent and counsel, be for the ratable benefit of the Holders of the Notes of the series, class or tranche in respect of which such judgment has been recovered.

          Section 706.  Application of Money Collected. Any money or other
                        ------------------------------
property collected by the Indenture Trustee with respect to a series, class or tranche of Notes pursuant to this Article VII will be applied in the following
                                  -----------
order, at the date or dates fixed by the Indenture Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Notes of such series, class or tranche and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          (a) first, to the payment of all amounts due the Indenture Trustee under Section 807(a);
      --------------

          (b) second, to the payment of the amounts then due and unpaid upon the Notes of that series, class or tranche for principal and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind (but subject to the allocation provided in Article V of this Indenture and the related Indenture
                       ---------
Supplements), according to the amounts due and payable on such Notes for principal and interest, respectively; and

          (c)  third, to the Issuer.

          Section 707.  Indenture Trustee May Elect to Hold the Collateral
                        --------------------------------------------------
Certificate. Following an acceleration of any series, class or tranche of Notes,
-----------
the Indenture Trustee may elect to continue to hold the Collateral Certificate and apply distributions on the Collateral Certificate in accordance with the regular distribution provisions pursuant to Article V of this Indenture, except
                                            ---------
that principal will be paid on the accelerated tranche of Notes to the extent funds are received from the Master Trust and allocated to the accelerated tranche, and payment is permitted by the subordination provisions of the accelerated tranche.

          Section 708.  Sale of Receivables for Accelerated Notes. In the case
                        -----------------------------------------
of a series, class or tranche of Notes that has been accelerated following an Event of Default, the Indenture Trustee may, and at the direction of the Majority Holders of that series, class or tranche of Notes will, cause the Master Trust to sell Principal Receivables and the related Finance Charge Receivables (or interests therein) as provided in the related Indenture Supplement.

          Section 709.  Noteholders Have the Right to Direct the Time, Method
                        -----------------------------------------------------
and Place of Conducting Any Proceeding for Any Remedy Available to the Indenture
--------------------------------------------------------------------------------
Trustee. The Majority Holders of any accelerated series, class or tranche of
-------
Notes have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred on the Indenture Trustee. This right may be exercised only if the direction provided by the Noteholders does not conflict with applicable law or this Indenture and does not have a substantial likelihood of involving the Indenture Trustee in personal liability.

          Section 710.  Limitation on Suits. No Holder of any Note of any
                        -------------------
series, class or tranche will have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (a) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default with respect to Notes of such series, class or tranche;

          (b) the Holders of not less than 25% in Outstanding Dollar Principal Amount of the Outstanding Notes of such series, class or tranche have made written request to the Indenture Trustee to institute proceedings in respect of such Event of Default in its own name as Indenture Trustee hereunder;

          (c) such Holder or Holders have offered to the Indenture Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

          (d) the Indenture Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (e) no direction inconsistent with such written request has been given to the Indenture Trustee during such sixty (60) day period by the Majority Holders of such series, class or tranche;

it being understood and intended that no one or more Holders of Notes of such series, class or tranche will have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes of such series, class or tranche, or to obtain or to seek to obtain priority or preference over any other such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and proportionate benefit of all the Holders of all Notes of such series, class or tranche.

          Section 711.  Unconditional Right of Noteholders to Receive Principal
                        -------------------------------------------------------
and Interest; Limited Recourse. Notwithstanding any other provisions in this
------------------------------
Indenture, the Holder of any Note will have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Note on the Legal Maturity Date expressed in the related terms document and to institute suit for the enforcement of any such payment, and such right will not be impaired without the consent of such Holder; provided, however, that
                                                --------  -------
notwithstanding any other provision of this Indenture to the contrary, the obligation to pay principal of or interest on the Notes or any other amount payable to any Noteholder will be without recourse to MBNA, the Indenture Trustee, the Owner Trustee or any affiliate, officer, employee or director of any of them, and the obligation of the Issuer to pay principal of or interest on the Notes or any other amount payable to any Noteholder will be subject to
Article V and the allocation and payment provisions of the Indenture
---------
Supplements.

          Section 712.  Restoration of Rights and Remedies. If the Indenture
                        ----------------------------------
Trustee or any Noteholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, then and in every such case the Issuer, the Indenture Trustee and the Noteholders will, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders will continue as though no such proceeding had been instituted.

          Section 713.  Rights and Remedies Cumulative. No right or remedy
                        ------------------------------
herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy will, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, will not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          Section 714.  Delay or Omission Not Waiver. No delay or omission of
                        ----------------------------
the Indenture Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default will impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

          Section 715.  Control by Noteholders. The Majority Holders of any
                        ----------------------
series, class or tranche will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee or exercising any trust or power conferred on the Indenture Trustee with respect to the Notes of such series, class or tranche, provided that:

          (a) the Indenture Trustee will have the right to decline to follow any such direction if the Indenture Trustee, being advised by counsel, determines that the action so directed may not lawfully be taken or would conflict with this Indenture or if the Indenture Trustee in good faith will, by an Indenture Trustee Authorized Officer, determine that the proceedings so directed would involve it in personal liability or be unjustly prejudicial to the Holders not taking part in such direction, and

          (b) the Indenture Trustee may take any other action permitted hereunder deemed proper by the Indenture Trustee which is not inconsistent with such direction.

          Section 716.  Waiver of Past Defaults. The Majority Holders of any
                        -----------------------
series, class or tranche may on behalf of the Holders of all the Notes of such series, class or tranche waive any past default hereunder or under the related Indenture Supplement with respect to such series, class or tranche and its consequences, except a default not theretofore cured:

          (a) in the payment of the principal of or interest on any Note of such series, class or tranche, or

          (b)  in respect of a covenant or provision hereof which under Article
                                                                        -------
X cannot be modified or amended without the consent of the Holder of each
-
Outstanding Note of such series, class or tranche.

          Upon any such waiver, such default will cease to exist, and any Event of Default arising therefrom will be deemed to have been cured, for every purpose of this Indenture; but no such waiver will extend to any subsequent or other default or impair any right consequent thereon.

          Section 717.  Undertaking for Costs. All parties to this Indenture
                        ---------------------
agree, and each Holder of any Note by his acceptance thereof will be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section will not apply to any suit instituted by the Indenture Trustee, to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate more than 25% in Outstanding Dollar Principal Amount of the Outstanding Notes of any series, class or tranche to which the suit relates, or to any suit instituted by any Noteholders for the enforcement of the payment of the principal of or interest on any Note on or after the applicable Legal Maturity Date expressed in such Note.

          Section 718.  Waiver of Stay or Extension Laws. The Issuer covenants
                        --------------------------------
(to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                             [END OF ARTICLE VII]

                                 ARTICLE VIII

                             THE INDENTURE TRUSTEE

          Section 801.  Certain Duties and Responsibilities.
                        -----------------------------------

          (a) The Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture with respect to the Notes of any series, classes or tranche, and no implied covenants or obligations will be read into this Indenture against the Indenture Trustee.

          (b) In the absence of bad faith on its part, the Indenture Trustee may, with respect to Notes of any series, class or tranche, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Indenture Trustee, the Indenture Trustee will be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture but need not confirm or investigate the accuracy of any mathematical calculations or other facts stated therein.

          (c) In case an Event of Default with respect to any series, class or tranche of Notes has occurred and is continuing, the Indenture Trustee will exercise with respect to the Notes of such series, class or tranche such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a fiduciary would exercise or use under the circumstances in the conduct of such person's own affairs.

          (d) No provision of this Indenture will be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                    (i) this clause (d) will not be construed to limit the effect of subsection (a) of this Section;

                    (ii) the Indenture Trustee will not be liable for any error of judgment made in good faith by an Indenture Trustee Authorized Officer, unless it will be proved that the Indenture Trustee was negligent in ascertaining the pertinent facts;

                    (iii) the Indenture Trustee will not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Majority Holders of any series, class or tranche relating to the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred upon the Indenture Trustee, under this Indenture with respect to the Notes of such series, class or tranche; and

                    (iv) no provision of this Indenture will require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it will have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to the Indenture Trustee against such risk or liability is not reasonably assured to it.

          (e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee will be subject to the provisions of this Section.

          Section 802.  Notice of Defaults. Within ninety (90) days after the
                        ------------------
occurrence of any default hereunder with respect to Notes of any series, class or tranche,

          (a) the Indenture Trustee will transmit by mail to all Registered Noteholders of such series, class or tranche, as their names and addresses appear in the Note Register, notice of such default hereunder known to the Indenture Trustee,

          (b) the Indenture Trustee will notify all Holders of Bearer Notes of such series, class or tranche, by publication of notice of such default in an Authorized Newspaper, or as otherwise provided in the applicable terms document, and

          (c) the Indenture Trustee will give prompt written notification thereof to the Note Rating Agencies, unless such default will have been cured or waived;

provided, however, that, except in the case of a default in the payment of the
--------  -------
principal of or interest on any Note of such series, class or tranche, the Indenture Trustee will be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Indenture Trustee Authorized Officers of the Indenture Trustee in good faith determine that the withholding of such notice is in the interests of the Noteholders of such series, class or tranche. For the purpose of this Section, the term "default," with respect to Notes of any series, class or tranche, means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Notes of such series, class or tranche.

          Section 803. Certain Rights of Indenture Trustee. Except as otherwise
                       -----------------------------------
provided in Section 801:
            -----------

          (a) the Indenture Trustee may conclusively rely and will be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Issuer mentioned herein will be sufficiently evidenced by an Officer's Certificate;

          (c) whenever in the administration of this Indenture the Indenture Trustee will deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Indenture Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

          (d) the Indenture Trustee may consult with counsel of its own selection and the advice of such counsel or any Opinion of Counsel will be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Indenture Trustee will be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to the Indenture Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Indenture Trustee will not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Indenture Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Indenture Trustee will determine to make such further inquiry or investigation, it will be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney;

          (g) the Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Indenture Trustee will not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

          (h) the Indenture Trustee will not be responsible for filing any financing statements or continuation statements in connection with the Notes, but will cooperate with the Issuer in connection with the filing of such financing statements or continuation statements.

          Section 804.  Not Responsible for Recitals or Issuance of Notes. The
                        -------------------------------------------------
recitals contained herein and in the Notes, except the certificates of authentication, will be taken as the statements of the Issuer, and the Indenture Trustee assumes no responsibility for their correctness. The Indenture Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Indenture Trustee will not be accountable for the use or application by the Issuer of Notes or the proceeds thereof.

          Section 805.  May Hold Notes. The Indenture Trustee, any Paying Agent,
                        --------------
the Note Registrar or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to Sections 808 and 813, may otherwise deal with the Issuer with the same rights it
------------     ---
would have if it were not Indenture Trustee, Paying Agent, Note Registrar or such other agent.

          Section 806.  Money Held in Trust. Money held by the Indenture Trustee
                        -------------------
in trust hereunder need not be segregated from other funds except to the extent required by law. The Indenture Trustee will be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer.

          Section 807.  Compensation and Reimbursement, Limit on Compensation,
                        ------------------------------------------------------
Reimbursement and Indemnity.
---------------------------

          (a) The Issuer agrees

                    (i) to pay to the Indenture Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation will not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                    (ii) except as otherwise expressly provided herein, to reimburse the Indenture Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                    (iii) to indemnify the Indenture Trustee for, and to hold it harmless against, any and all loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability (whether asserted by the Issuer, the Servicer, any Holder or any other Person) in connection with the exercise or performance of any of its powers or duties hereunder.

The Indenture Trustee will have no recourse to any asset of the Issuer other than funds available pursuant to Section 706 or to any Person other than the
                                 -----------
Servicer or the Issuer.

          (b) This Section will survive the termination of this Indenture and the resignation or replacement of the Indenture Trustee under Section 810.
                                                              -----------

          Section 808.  Disqualification; Conflicting Interests. If the
                        ---------------------------------------
Indenture Trustee has or will acquire a conflicting interest within the meaning of the Trust Indenture Act, the Indenture Trustee will, if so required by the Trust Indenture Act, either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. Nothing herein will prevent the Indenture Trustee from filing with the Commission the application referred to in the second to last paragraph of Section 310(b) of the Trust Indenture Act.

          Section 809.  Corporate Indenture Trustee Required; Eligibility. There
                        -------------------------------------------------
will at all times be an Indenture Trustee hereunder with respect to each series, class or tranche of Notes, which will be a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal or State authority, and having a rating of at least BBB-by Standard & Poor's. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation will be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Issuer may not, nor may any Person directly or indirectly controlling, controlled by, or under common control with the Issuer, serve as Indenture Trustee. If at any time the Indenture Trustee with respect to any series, class or tranche of Notes will cease to be eligible in accordance with the provisions of this Section, it will resign immediately in the manner and with the effect hereinafter specified in this Article.

          Section 810.  Resignation and Removal; Appointment of Successor.
                        -------------------------------------------------

          (a) No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee pursuant to this Article will become effective until the acceptance of appointment by the successor Indenture Trustee under Section 811.
              -----------

          (b) The Indenture Trustee may resign with respect to any series, class or tranche of Notes at any time by giving written notice thereof to the Issuer. If an instrument of acceptance by a successor Indenture Trustee shall not have been delivered to the Indenture Trustee within thirty (30) days after the giving of such notice of resignation, the resigning Indenture Trustee may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

          (c) The Indenture Trustee may be removed with respect to any series, class or tranche of Notes at any time by Act of the Majority Holders of that series, class or tranche, delivered to the Indenture Trustee and to the Issuer.

          (d)  If at any time:

               (i) the Indenture Trustee fails to comply with Section 310(b) of the Trust Indenture Act with respect to any series, class or tranche of Notes after written request therefor by the Issuer or by any Noteholder who has been a bona fide Holder of a Note of that series, class or tranche for at least six (6) months, or

               (ii)   the Indenture Trustee ceases to be eligible under Section
                                                                        -------
     809 with respect to any series, class or tranche of Notes and fails to
     ---
     resign after written request therefor by the Issuer or by any such Noteholder, or

               (iii) the Indenture Trustee becomes incapable of acting with respect to any series, class or tranche of Notes, or

               (iv) the Indenture Trustee is adjudged bankrupt or insolvent or a receiver of the Indenture Trustee or of its property is appointed or any public officer takes charge or control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Issuer may remove the Indenture Trustee, with respect to the series, class or tranche, or in the case of clause (iv), with respect to all series, classes or tranches, or (B) subject to Section 717, any
                                                              -----------
Noteholder who has been a bona fide Holder of a Note of such series, class and tranche for at least six (6) months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Indenture Trustee with respect to such series, class or tranche and the appointment of a successor Indenture

Trustee with respect to the series, class or tranche, or, in the case of clause
(iv), with respect to all series, classes and tranches.

          (e) If the Indenture Trustee resigns, is removed or becomes incapable of acting with respect to any series, class or tranche of Notes, or if a vacancy shall occur in the office of the Indenture Trustee with respect to any series, class or tranche of Notes for any cause, the Issuer will promptly appoint a successor Indenture Trustee for that series, class or tranche of Notes. If, within one year after such resignation, removal or incapacity, or the occurrence of such vacancy, a successor Indenture Trustee with respect to such series, class or tranche of Notes is appointed by Act of the Majority Holders of such series, class or tranche delivered to the Issuer and the retiring Indenture Trustee, the successor Indenture Trustee so appointed will, forthwith upon its acceptance of such appointment, become the successor Indenture Trustee with respect to such series, class or tranche and supersede the successor Indenture Trustee appointed by the Issuer with respect to such series, class or tranche. If no successor Indenture Trustee with respect to such series, class or tranche shall have been so appointed by the Issuer or the Noteholders of such series, class or tranche and accepted appointment in the manner hereinafter provided, any Noteholder who has been a bona fide Holder of a Note of that series, class or tranche for at least six (6) months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee with respect to such series, class or tranche.

          (f) The Issuer will give written notice of each resignation and each removal of the Indenture Trustee with respect to any series, class or tranche and each appointment of a successor Indenture Trustee with respect to any series, class or tranche to each Noteholder as provided in Section 106 and to
                                                           -----------
each Note Rating Agency. Each notice will include the name of the successor Indenture Trustee and the address of its principal Corporate Trust Office.

          Section 811.  Acceptance of Appointment by Successor.  Every
                        --------------------------------------
successor Indenture Trustee appointed hereunder will execute, acknowledge and deliver to the Issuer and to the predecessor Indenture Trustee an instrument accepting such appointment, with a copy to the Note Rating Agencies, and thereupon the resignation or removal of the predecessor Indenture Trustee will become effective with respect to any series, class or tranche as to which it is resigning or being removed as Indenture Trustee, and such successor Indenture Trustee, without any further act, deed or conveyance, will become vested with all the rights, powers, trusts and duties of the predecessor Indenture Trustee with respect to any such series, class or tranche; but, on request of the Issuer or the successor Indenture Trustee, such predecessor Indenture Trustee will, upon payment of its reasonable charges, if any, execute and deliver an instrument transferring to such successor Indenture Trustee all the rights, powers and trusts of the predecessor Indenture Trustee, and will duly assign, transfer and deliver to such successor Indenture Trustee all property and money held by such predecessor Indenture Trustee hereunder with respect to all or any such series, class or tranche, subject nevertheless to its lien, if any, provided for in Section 807. Upon request of any such successor Indenture
                -----------
Trustee, the Issuer will execute any and all instruments for more fully and certainly vesting in and confirming to such successor Indenture Trustee all such rights, powers and trusts.

          In case of the appointment hereunder of a successor Indenture Trustee with respect to the Notes of one or more (but not all) series, classes or tranches, the Issuer, the predecessor Indenture Trustee and each successor Indenture Trustee with respect to the Notes of any applicable series, class or tranche will execute and deliver an Indenture Supplement which will contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Indenture Trustee with respect to the Notes of any series, class or tranche as to which the predecessor Indenture Trustee is not being succeeded will continue to be vested in the predecessor Indenture Trustee, and will add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Indenture Trustee, it being understood that nothing herein or in such Indenture Supplement will constitute such Indenture Trustees co-trustees of the same trust and that each such Indenture Trustee will be Indenture Trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Indenture Trustee.

          No successor Indenture Trustee with respect to any series, class or tranche of Notes will accept its appointment unless at the time of such acceptance such successor Indenture Trustee will be qualified and eligible with respect to that series, class or tranche under this Article.

          Section 812.   Merger, Conversion, Consolidation or Succession to
                         --------------------------------------------------
Business. Any corporation into which the Indenture Trustee may be merged or
--------
converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Indenture Trustee, will be the successor of the Indenture Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. The Issuer will give prompt written notice of such merger, conversion, consolidation or succession to the Note Rating Agencies. In case any Notes shall have been authenticated, but not delivered, by the Indenture Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Indenture Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Indenture Trustee had itself authenticated such Notes.

          Section 813.   Preferential Collection of Claims Against Issuer. If
                         ------------------------------------------------
and when the Indenture Trustee shall be or become a creditor of the Issuer (or any other obligor upon the Notes), the Indenture Trustee will be subject to the provisions of Section 311 of the Trust Indenture Act. An Indenture Trustee who has resigned or been removed will be subject to Section 311(a) of the Trust Indenture Act to the extent provided therein.

          Section 814.   Appointment of Authenticating Agent. At any time when
                         -----------------------------------
any of the Notes remain Outstanding the Indenture Trustee, with the approval of the Issuer, may appoint an Authenticating Agent or Agents with respect to one or more series, classes or tranches of Notes which will be authorized to act on behalf of the Indenture Trustee to authenticate Notes of such series, classes or tranches issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Notes so authenticated will be entitled
                       -----------
to the benefits of this Indenture and will be valid and obligatory for all purposes as if authenticated by the Indenture Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Notes by the Indenture Trustee or the Indenture Trustee's certificate of authentication, such reference will be deemed to include authentication and delivery on behalf of the Indenture Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Indenture Trustee by an Authenticating Agent. Each Authenticating Agent will be acceptable to the Issuer and will at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as an Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and, if other than the Issuer itself, subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent will be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent will cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent will resign immediately in the manner and with the effect specified in this Section. The initial Authenticating Agent for the Notes of all series, classes and tranches will be The Bank of New York.

          Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent will be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, will continue to be an Authenticating Agent, provided such corporation will be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Indenture Trustee or the Authenticating Agent.

          An Authenticating Agent may resign at any time by giving written notice thereof to the Indenture Trustee and to the Issuer. The Indenture Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent will cease to be eligible in accordance with the provisions of this Section, the Indenture Trustee, with the approval of the Issuer, may appoint a successor Authenticating Agent which will be acceptable to the Issuer and will give notice to each Noteholder as provided in Section 106. Any successor Authenticating Agent upon acceptance of its
   -----------
appointment hereunder will become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent will be appointed unless eligible under the provisions of this Section.

          The Indenture Trustee agrees to pay to each Authenticating Agent (other than an Authenticating Agent appointed at the request of the Issuer from time to time) reasonable compensation for its services under this Section, and the Indenture Trustee will be entitled to be reimbursed for such payments, subject to the provisions of Section 807.
                             -----------

          If an appointment with respect to one or more series, classes or tranches is made pursuant to this Section, the Notes of such series, classes or tranche may have endorsed thereon, in addition to the Indenture Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

          This is one of the Notes of the series, classes or tranches designated therein referred to in the within-mentioned
          Indenture.

                              THE BANK OF NEW YORK, as
                              Indenture Trustee


                              By:  ___________________________________
                                   As Authenticating Agent


                              By:  ___________________________________
                                   Authorized Signatory

          Section 815.  Tax Returns. In the event the Issuer shall be required
                        -----------
to file tax returns, the Servicer shall prepare or shall cause to be prepared such tax returns and shall provide such tax returns to the Owner Trustee or the Beneficiary for signature at least five (5) days before such tax returns are due to be filed. The Issuer, in accordance with the terms of each Indenture Supplement, shall also prepare or shall cause to be prepared all tax information required by law to be distributed to Noteholders and shall deliver such information to the Indenture Trustee at least five (5) days prior to the date it is required by law to be distributed to Noteholders. The Indenture Trustee, upon written request, will furnish the Servicer with all such information known to the Indenture Trustee as may be reasonably requested and required in connection with the preparation of all tax returns of the Issuer, and shall, upon request, execute such returns. In no event shall the Indenture Trustee or the Owner Trustee be personally liable for any liabilities, costs or expenses of the Issuer or any Noteholder arising under any tax law, including without limitation, federal, state or local income or excise taxes or any other tax imposed on or measured by income (or any interest or penalty with respect thereto arising from a failure to comply therewith).

          Section 816.  Representations and Covenants of the Indenture Trustee.
                        ------------------------------------------------------
The Indenture Trustee represents, warrants and covenants that:

               (i) The Indenture Trustee is a banking corporation duly organized and validly existing under the laws of the State of New York;

               (ii) The Indenture Trustee has full power and authority to deliver and perform this Indenture and has taken all necessary action to authorize the execution, delivery and performance by it of this Indenture and other documents to which it is a party; and

               (iii) Each of this Indenture and other documents to which it is a party has been duly executed and delivered by the Indenture Trustee and constitutes its legal, valid and binding obligation in accordance with its terms.

          Section 817.  Custody of the Collateral. The Indenture Trustee shall
                        -------------------------
hold such of the Collateral as constitutes instruments, deposit accounts, negotiable documents, money, goods, letters of credit and advices of credit in the State of New York. The Indenture Trustee shall hold such of the Collateral as constitutes a Permitted Investment in accordance with Section 403(c). All
                                                         --------------
other Collateral (i) that constitutes investment property shall be held by the Indenture Trustee through a securities intermediary, which securities intermediary shall agree with the Indenture Trustee that (A) such investment property at all times shall be credited to a securities account of the Indenture Trustee, (B) all property credited to such securities account shall be treated as a financial asset, (C) such securities intermediary shall treat the Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (D) such securities intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (E) such securities intermediary shall not agree with any person or entity other than the Indenture Trustee to comply with entitlement orders originated by any person or entity other than the Indenture Trustee, (F) such securities account and all property credited thereto shall not be subject to any lien, security interest, right of set-off, or encumbrance in favor of such securities intermediary or anyone claiming through such securities intermediary (other than the Indenture Trustee), and (G) such agreement between such securities intermediary and the Indenture Trustee shall be governed by the laws of the State of New York; and (ii) not described in clause (i) above shall be held by the Indenture Trustee in the State of New York. Each term used in this Section 817 and defined in the UCC shall have the
                             -----------
meaning set forth in the UCC.

          Section 818.  Indenture Trustee's Application for Instructions from
                        -----------------------------------------------------
the Issuer. Any application by the Indenture Trustee for written instructions
----------
from the Issuer may, at the option of the Indenture Trustee, set forth in writing any action proposed to be taken or omitted by the Indenture Trustee under and in accordance with this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective, provided that such application shall make specific reference to this Section 818. The
                                                       -----------
Indenture Trustee shall not be liable for any action taken by, or omission of, the Indenture Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than five (5) Business Days after the date any officer of the Issuer actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Indenture Trustee shall have received written instructions in response to such application specifying the action be taken or omitted.

                             [END OF ARTICLE VIII]

                                  ARTICLE IX

          NOTEHOLDERS' MEETINGS, LISTS, REPORTS BY INDENTURE TRUSTEE,
                            ISSUER AND BENEFICIARY

               Section 901.  Issuer To Furnish Indenture Trustee Names and
                             ---------------------------------------------
Addresses of Noteholders. The Issuer will furnish or cause to be furnished to
------------------------
the Indenture Trustee:

               (a) not more than fifteen (15) days after each Record Date, in each year in such form as the Indenture Trustee may reasonably require, a list of the names and addresses of the Registered Noteholders of such series, classes or tranches as of such date, and

               (b) at such other times as the Indenture Trustee may request in writing, within thirty (30) days after the receipt by the Issuer of any such request, a list of similar form and content as of a date not more than fifteen
(15) days before the time such list is furnished;

provided, however, that so long as the Indenture Trustee is the Note Registrar,
--------  -------
no such list shall be required to be furnished.

               Section 902.  Preservation of Information; Communications to
                             ----------------------------------------------
Noteholders.
-----------

               (a) The Indenture Trustee will preserve, in as current a form as is reasonably practicable, the names and addresses of Registered Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in Section 901 and the names and addresses of Registered Noteholders received by
   -----------
the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in Section 901 upon receipt of
                                                    -----------
a new list so furnished.


               (b) If three (3) or more Holders of Notes of any series, class or tranche (hereinafter referred to as "applicants") apply in writing to the Indenture Trustee, and furnish to the Indenture Trustee reasonable proof that each such applicant has owned a Note of such series, class or tranche for a period of at least six (6) months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Notes of such series, class or tranche or with the Holders of all Notes with respect to their rights under this Indenture or under such Notes and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Indenture Trustee will, within five (5) Business Days after the receipt of such application, at its election, either

                       (i) afford such applicants access to the information preserved at the time by the Indenture Trustee in accordance with Section
                                                                       -------
     902(a), or
     ------

                       (ii) inform such applicants as to the approximate number of Holders of Notes of such series, class or tranche or all Notes, as the case may be, whose names and addresses appear in the information preserved at the time by the Indenture Trustee in accordance with Section 902(a), and
                                                             --------------
     as to the approximate cost of mailing to such Noteholders the form of proxy or other communication, if any, specified in such application.

          If the Indenture Trustee shall elect not to afford such applicants access to such information, the Indenture Trustee shall, upon the written request of such applicants, mail to each Holder of a Registered Note of such series, class or tranche or to all Registered Noteholders, as the case may be, whose names and addresses appear in the information preserved at the time by the Indenture Trustee in accordance with Section 902(a), a copy of the form of proxy
                                     --------------
or other communication which is specified in such request, with reasonable promptness after a tender to the Indenture Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless, within five (5) days after such tender, the Indenture Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Indenture Trustee, such mailing would be contrary to the best interests of the Holders of Notes of such series, class or tranche or all Noteholders, as the case may be, or would be in violation of applicable law. Such written statement will specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Indenture Trustee will mail copies of such material to all Registered Noteholders of such series, class or tranche or all Registered Noteholders, as the case may be, with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Indenture Trustee will be relieved of any obligation or duty to such applicants respecting their application.

          (c) Every Holder of Notes, by receiving and holding the same, agrees with the Issuer and the Indenture Trustee that neither the Issuer nor the Indenture Trustee will be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Notes in accordance with Section 902(b), regardless of the source from which such
                --------------
information was derived, and that the Indenture Trustee will not be held accountable by reason of mailing any material pursuant to a request made under
Section 902(b).
--------------

          Section 903.  Reports by Indenture Trustee.
                        ---------------------------

          (a)  The term "reporting date" as used in this Section means August
31. Within sixty (60) days after the reporting date in each year, beginning in 2002, the Indenture Trustee will transmit to Noteholders, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, a brief report dated as of such reporting date if required by Section 313(a) of the Trust Indenture Act.

          (b) To the extent required by the Trust Indenture Act, the Indenture Trustee will mail each year to all Registered Noteholders, with a copy to the Note Rating Agencies a report concerning:

                    (i) its eligibility and qualifications to continue as trustee under this Indenture;

                    (ii) any amounts advanced by the Indenture Trustee under this Indenture;

                    (iii) the amount, interest rate and maturity date or indebtedness owing by the Issuer to the Indenture Trustee in the Indenture Trustee's individual capacity;

                    (iv) the property and funds physically held by the Indenture Trustee as Indenture Trustee;

                    (v) any release or release and substitution of Collateral subject to the lien of this Indenture which has not previously been reported; and

                    (vi) any action taken by the Indenture Trustee that materially affects the Notes and that has not previously been reported.

          (c) The Indenture Trustee will comply with Sections 313(b) and 313(c) of the Trust Indenture Act.

          (d) A copy of each such report will, at the time of such transmission to Noteholders, be filed by the Indenture Trustee with each stock exchange upon which the Notes are listed, and also with the Commission. The Issuer will notify the Indenture Trustee when the Notes are admitted to trading on any stock exchange.

          Section 904.  Meetings of Noteholders; Amendments and Waivers.
                        -----------------------------------------------

          (a) The Indenture Trustee may call a meeting of the Noteholders of a series, class or tranche at any time. The Indenture Trustee will call a meeting upon request of the Issuer or the Holders of at least 10% in aggregate Outstanding Dollar Principal Amount of the Outstanding Notes of such series, class or tranche. In any case, a meeting will be called after notice is given to the Noteholders pursuant to Section 106.
                            -----------

          (b) Except for any consent that must be given by the Holders of each Outstanding Note affected or any action to be taken by the Issuer as holder of the Collateral Certificate, any resolution presented at any meeting at which a quorum is present may be adopted by the affirmative vote of the Majority Holders of that series, class or tranche, as the case may be. For any vote, request, demand, authorization, direction, notice, consent, waiver or other action provided by the Series 2001-__ Supplement to be given or taken by the holder of the Collateral Certificate, any resolution presented at any meeting at which a majority of the Majority Holders of all Outstanding Notes is present may be adopted by the affirmative vote of the Majority Holders of all Outstanding Notes. However, any resolution with respect to any consent, waiver, request, demand, notice, authorization, direction or other action which may be given by the Holders of not less than a specified percentage in aggregate Outstanding Dollar Principal Amount of Outstanding Notes of a series, class or tranche or all Notes may be adopted at any meeting at which a quorum is present only by the affirmative vote of the Holders of not less than the specified percentage in aggregate Outstanding Dollar Principal Amount of the Outstanding Notes of that series, class or tranche or all Notes, as the case may be. Any resolution passed or decision taken at any meeting of Noteholders duly held in accordance with this Indenture will be binding on all Noteholders of the affected series, class or tranche.

          (c) The quorum at any meeting will be persons holding or representing the Majority Holders of a series, class or tranche or all Notes, as the case may be; provided, however, that if any action is to be taken at that meeting concerning a consent, waiver, request, demand, notice, authorization, direction or other action that may be given by the Holders of not less than a specified percentage in aggregate Outstanding Dollar Principal Amount of the Outstanding Notes of a series, class or tranche or all Notes, as applicable, the persons holding or representing such specified percentage in aggregate Outstanding Dollar Principal Amount of the Outstanding Notes of such series, class or tranche or all Notes will constitute a quorum.

          (d) The ownership of Registered Notes will be proved by the Note Register. The Ownership of Bearer Notes will be proved as provided in Section
                                                                      -------
104(c)(ii).
----------

          (e) The Issuer may make reasonable rules for other matters relating to action by or a meeting of Noteholders not otherwise covered by this Section.

          Section 905.   Reports by Issuer to the Commission. The Issuer will:
                         -----------------------------------

          (a) file with the Indenture Trustee, within fifteen (15) days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act; or, if the Issuer is not required to file information, documents or reports pursuant to either of said Sections, then it will file with the Indenture Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to
Section 13 of the Securities Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

          (b) file with the Indenture Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (c) transmit by mail to all Registered Noteholders, as their names and addresses appear in the Note Register, and notify all Holders of Bearer Notes of such series, class or tranche, by publication of such notice in an Authorized Newspaper or as otherwise provided in the applicable Indenture Supplement or terms document, within thirty (30) days after the filing thereof with the Indenture Trustee, such summaries of any information, documents and reports required to be filed by the Issuer pursuant to paragraphs (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

          Section 906.   Reports by Indenture Trustee. The Indenture Trustee
                         ----------------------------
will report to the Issuer with respect to the amount on deposit in the Accounts, and the identity of the investments included therein, as the Issuer may from time to time reasonably request which, absent the occurrence of an Event of Default hereunder, will not occur more often than monthly.

          Section 907.   Monthly Noteholders' Statement. On each Transfer Date
                         ------------------------------
the Issuer will, in cooperation with the Servicer of the Master Trust, complete and deliver to the Indenture Trustee and the Master Trust Trustee (with a copy to each Note Rating Agency) a Monthly Noteholders' Statement.

          Section 908.   Payment Instruction to Master Trust.
                         -----------------------------------

          (a) Promptly after the receipt by the Issuer of each Monthly Servicer's Certificate under the Series 2001-__ Supplement, the Issuer will, in cooperation with the Servicer of the Master Trust, complete the Payment Instruction and deliver a copy thereof to the Indenture Trustee and the Master Trust Trustee.

          (b) From time to time, the Issuer will notify the Servicer under the Series 2001-__ Supplement of the information necessary to be provided by the Issuer under Section 5.01 of the Pooling and Servicing Agreement as supplemented by the Series 2001-__ Supplement to calculate the Investor Interest and the Principal Allocation Investor Interest of the Collateral Certificate.

                              [END OF ARTICLE IX]

                                   ARTICLE X

             INDENTURE SUPPLEMENTS; AMENDMENTS TO THE POOLING AND
           SERVICING AGREEMENT AND AMENDMENTS TO THE TRUST AGREEMENT

          Section 1001.  Supplemental Indentures Without Consent of Noteholders.
                         ------------------------------------------------------
Without the consent of the Holders of any Notes but with prior notice to each Note Rating Agency, the Issuer and the Indenture Trustee, at any time and from time to time, upon delivery of a Master Trust Tax Opinion and an Issuer Tax Opinion and upon delivery by the Issuer to the Indenture Trustee of an Officer's Certificate to the effect that the Issuer reasonably believes that such amendment will not have an Adverse Effect and is not reasonably expected to have an Adverse Effect at any time in the future, may amend this Indenture or any Indenture Supplement enter into one or more Indenture Supplements, in form satisfactory to the Indenture Trustee, for any of the following purposes:

          (a) to evidence the succession of another Entity to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes; or

          (b) to add to the covenants of the Issuer, or to surrender any right or power herein conferred upon the Issuer by the Issuer, for the benefit of the Holders of the Notes of any or all series, classes or tranches (and if such covenants or the surrender of such right or power are to be for the benefit of less than all series, classes or tranches of Notes, stating that such covenants are expressly being included or such surrenders are expressly being made solely for the benefit of one or more specified series, classes or tranches); or

          (c) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; or

          (d) to add to this Indenture such provisions as may be expressly permitted by the Trust Indenture Act, excluding, however, the provisions referred to in Section 316(a)(2) of the Trust Indenture Act as in effect at the date as of which this Indenture was executed or any corresponding provision in any similar federal statute hereafter enacted; or

          (e) to establish any form of Note, as provided in Article II, and to
                                                            ----------
provide for the issuance of any series, class or tranche of Notes as provided in
Article III and to set forth the terms thereof, and/or to add to the rights of
-----------
the Holders of the Notes of any series, class or tranche; or

          (f) to evidence and provide for the acceptance of appointment by another corporation as a successor Indenture Trustee hereunder with respect to one or more series, classes or tranches of Notes and to add to or change any of the provisions of this Indenture as will be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Indenture Trustee, pursuant to Section 811; or
                     -----------

          (g) to add any additional Early Redemption Events or Events of Default in respect of the Notes of any or all series, classes or tranches (and if such additional Events of Default are to be in respect of less than all series, classes or tranches of Notes, stating that such Events of Default are expressly being included solely for the benefit of one or more specified series, classes or tranches); or

          (h) to provide for the consolidation of the Master Trust and the Issuer into a single Entity; or

          (i) if one or more additional Sellers under the Pooling and Servicing Agreement are added to the Pooling and Servicing Agreement, or one or more additional Beneficiaries under the Trust Agreement are added to the Trust Agreement, to make any necessary changes to the Indenture or any other related document; or

          (j) to provide for the inclusion in the Owner Trust of additional collateral (in addition to the Collateral Certificate) and the issuance of Notes backed by any such additional collateral;

          (k) to provide for additional or alternative credit enhancement for any tranche of Notes;

          (l) to qualify for sale treatment under generally accepted accounting principles; or

          (m) to provide for the transfer of the receivables from the Seller or Sellers under the Pooling and Servicing Agreement to a bankruptcy remote special purpose entity and from such entity to the MBNA Master Credit Card Trust II.

          Additionally, notwithstanding any provision of this Article X to the
                                                              ---------
contrary, this Indenture or any Indenture Supplement may be amended without the consent of the Indenture Trustee or any of the Noteholders, upon delivery of a Master Trust Tax Opinion and an Issuer Tax Opinion for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or any Indenture Supplement or of modifying in any manner the rights of the Holders of the Notes under this Indenture or any Indenture Supplement; provided, however, that (i) the Issuer shall deliver to the
            --------  -------
Indenture Trustee and the Owner Trustee an Officer's Certificate to the effect that the Issuer reasonably believes that such amendment will not have an Adverse Effect and is not reasonably expected to have an Adverse Effect at any time in the future and (ii) the Note Rating Agencies have provided written confirmation that such amendment will not have a Ratings Effect.

          Section 1002.  Supplemental Indentures with Consent of Noteholders.
                         ---------------------------------------------------
With prior notice to each applicable Note Rating Agency and the consent of not less than 66% in Outstanding Dollar Principal Amount of each series, class or tranche affected by such amendment of this Indenture or any Indenture Supplement by Act of said Holders delivered to the Issuer and the Indenture Trustee, the Issuer and the Indenture Trustee, upon delivery of a Master Trust Tax Opinion and an Issuer Tax Opinion, may enter into an amendment of this Indenture or such Indenture Supplement for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or any Indenture Supplement or of modifying in any manner the rights of the Holders of the Notes of each such series, class or tranche under this Indenture or any Indenture Supplement; provided, however,
                      --------  -------
that no such amendment or Indenture Supplement will, without the consent of the Holder of each Outstanding Note affected thereby:

          (a) change the scheduled payment date of any payment of interest on any Note, or change an Expected Principal Payment Date or Legal Maturity Date of any Note;

          (b) reduce the Stated Principal Amount of, or the interest rate on any Note, or change the method of computing the Outstanding Dollar Principal Amount, the Adjusted Outstanding Dollar Principal Amount or the Nominal Liquidation Amount in a manner that is adverse to the Holder of any Note;

          (c) reduce the amount of a Discount Note payable upon the occurrence of an Early Redemption Event or other optional or mandatory redemption or upon the acceleration of its maturity;

          (d) impair the right to institute suit for the enforcement of any payment on any Note;

          (e) reduce the percentage in Outstanding Dollar Principal Amount of the Outstanding Notes of any series, class or tranche, the consent of whose Holders is required for any such Indenture Supplement, or the consent of whose Holders is required for any waiver of compliance with the provisions of this Indenture or of defaults hereunder and their consequences, provided for in this Indenture;

          (f) modify any of the provisions of this Section or Section 718,
                                                              -----------
except to increase any percentage of Holders required to consent to any such amendment or to provide that other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

          (g) permit the creation of any lien or other encumbrance on the Collateral that secures any tranche of Notes that is prior to the lien in favor of the Holders of the Notes of such tranche;

          (h) change any Place of Payment where any principal of, or interest on, any Note is payable, unless otherwise provided in the applicable terms document;

          (i) change the method of computing the amount of principal of, or interest on, any Note on any date; or

          (j) make any other amendment not permitted by Section 1001.
                                                        ------------

          An amendment of this Indenture or an Indenture Supplement which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series, class or tranche of Notes, or which modifies the rights of the Holders of Notes of such series, class or tranche with respect to such covenant or other provision, will be deemed not to affect the rights under this Indenture of the Holders of Notes of any other series, class or tranche.

          It will not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed amendment or Indenture Supplement, but it will be sufficient if such Act will approve the substance thereof.

          Section 1003.  Execution of Indenture Supplements. In executing or
                         ----------------------------------
accepting the additional trusts created by any amendment of this Indenture or Indenture Supplement permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee will be entitled to receive, and (subject to Section 801) will be fully protected in relying upon,
                         -----------
an Opinion of Counsel stating that the execution of such amendment or Indenture Supplement is authorized or permitted by this Indenture and that all conditions precedent thereto have been satisfied. The Indenture Trustee may, but will not (except to the extent required in the case of an amendment or Indenture Supplement entered into under Section 1001(d) or 1001(f)) be obligated to, enter
                              ---------------    -------
into any such Indenture Supplement which affects the Indenture Trustee's own rights, duties or immunities under this Indenture or otherwise.

          Section 1004.  Effect of Indenture Supplements. Upon the execution of
                         -------------------------------
any amendment of this Indenture or Indenture Supplement under this Article, this Indenture will be modified in accordance therewith with respect to each series, class or tranche of Notes affected thereby, or all Notes, as the case may be, and such amendment or Indenture Supplement will form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder will be bound thereby to the extent provided therein.

          Section 1005.  Conformity with Trust Indenture Act.  Every amendment
                         -----------------------------------
of this Indenture or Indenture Supplement executed pursuant to this Article will conform to the requirements of the Trust Indenture Act as then in effect.

          Section 1006.  Reference in Notes to Indenture Supplements. Notes
                         -------------------------------------------
authenticated and delivered after the execution of any amendment of this Indenture or Indenture Supplement pursuant to this Article may, and will if required by the Indenture Trustee, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such amendment or Indenture Supplement. If the Issuer will so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such amendment or Indenture Supplement may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

          Section 1007.  Amendments to the Pooling and Servicing Agreement.  By
                         -------------------------------------------------
their acceptance of a Note, the Noteholders acknowledge that the Seller and the Master Trust Trustee may amend the Pooling and Servicing Agreement and any supplement thereto without the consent of the Holders of any Investor Certificates (including the Issuer) or any Noteholder, so long as such amendment or supplement would not materially adversely affect the interest of the Holders of any Investor Certificates.

          For purposes of any vote or consent under the Pooling and Servicing Agreement or any supplement thereto:

               (i) that requires the consent or vote of each Investor Certificateholder, each Noteholder will be treated as an Investor Certificateholder under the Pooling and Servicing Agreement and any related supplement thereto;

               (ii) that requires the consent or vote of any series of Investor Certificates, each series of Notes will be treated as a series of Investor Certificates under the Pooling and Servicing Agreement and any related supplement thereto; and

               (iii) that requires the consent or vote of any class of Investor Certificates, each tranche of Notes will be treated as a class of Investor Certificates under the Pooling and Servicing Agreement and any related supplement thereto.

          Section 1008.  Amendments to the Trust Agreement.
                         ---------------------------------

          (a) Without the consent of the Holders of any Notes or the Indenture Trustee, the Owner Trustee (at the written direction of the Beneficiary) and the Beneficiary may amend the Trust Agreement so long as such amendment will not have and Adverse Effect and is not reasonably expected to have an Adverse Effect at any time in the future.

          (b) With the consent of the Holders of not less than 66% in Outstanding Dollar Principal Amount of the Outstanding Notes affected by such amendment, by Act of said Holders delivered to the Master Trust Trustee, MBNA and the Owner Trustee (at the written direction of the Beneficiary) may amend the Trust Agreement for the purpose of adding, changing or eliminating any provisions of the Trust Agreement or of modifying the rights of those Noteholders.

          Section 1009.  Notice.  If the Issuer, as holder of the Collateral
                         ------
Certificate for the benefit of the Noteholders, receives a request for a consent to any amendment, modification, waiver or supplement under this Indenture, the Pooling and Servicing Agreement, the Trust Agreement or other document contemplated herein, the Issuer will forthwith provide notice of such proposed amendment, modification, waiver or supplement, as provided in Section 106, to
                                                              -----------
each Noteholder as of such date that is entitled to vote on a consent to such matter and to each Note Rating Agency. The Issuer will request from such Noteholders directions as to (i) whether or not the Issuer should take or refrain from taking any action which the holder of the Collateral Certificate has the option to direct, (ii) whether or not to give or execute any waivers, consents, amendments, modifications or supplements as a holder of such Collateral Certificate and (iii) the casting of any vote with respect to the Collateral Certificate or the Noteholders of a series or tranche if a vote has been called for with respect thereto; provided, that, in directing any action or
                                      --------
casting any vote or giving any consent as the holder of the Collateral Certificate, the Owner Trustee on behalf of the Issuer will vote or consent with respect to such Collateral Certificate the applicable series, class or tranche, as the case may be, in the same proportion as the Notes were actually voted by Holders thereof as notified by such Noteholders to the Owner Trustee on behalf of the Issuer at least two (2) Business Days before the Owner Trustee on behalf of the Issuer takes such action or casts such vote or gives such consent.

                              [END OF ARTICLE X]

                                  ARTICLE XI

              REPRESENTATIONS, WARRANTIES AND COVENANTS OF ISSUER

          Section 1101.  Payment of Principal and Interest. With respect to each
                         ---------------------------------
series, class or tranche of Notes, the Issuer will duly and punctually pay the principal of and interest on such Notes in accordance with their terms and this Indenture, and will duly comply with all the other terms, agreements and conditions contained in, or made in this Indenture for the benefit of, the Notes of such series, class or tranche.

          Section 1102.  Maintenance of Office or Agency. The Issuer will
                         -------------------------------
maintain an office, agency or Paying Agent in each Place of Payment where Notes may be presented or surrendered for payment, where Notes may be surrendered for transfer or exchange and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of such office or agency. If at any time the Issuer will fail to maintain such office or agency or will fail to furnish the Indenture Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Indenture Trustee, and the Issuer hereby appoints the Indenture Trustee its agent to receive all such presentations, surrenders, notices and demands.

          Section 1103.  Money for Note Payments to be Held in Trust. The Paying
                         -------------------------------------------
Agent, on behalf of the Indenture Trustee, will make distributions to Noteholders from the Collection Account or other applicable Account pursuant to the provisions of Article V of this Indenture or any Indenture Supplement and
                  ---------
will report the amounts of such distributions to the Indenture Trustee. Any Paying Agent will have the revocable power to withdraw funds from the Collection Account or other applicable Account for the purpose of making the distributions referred to above. The Indenture Trustee may revoke such power and remove the Paying Agent if the Indenture Trustee determines in its sole discretion that the Paying Agent has failed to perform its obligations under this Indenture or any Indenture Supplement in any material respect. The Paying Agent upon removal will return all funds in its possession to the Indenture Trustee.

          The Issuer will cause each Paying Agent (other than the Indenture Trustee) for any series, class or tranche of Notes to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent will agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it so agrees), subject to the provisions of this Section, that such Paying Agent will:

          (a) hold all sums held by it for the payment of principal of or interest on Notes of such series, class or tranche in trust for the benefit of the Persons entitled thereto until such sums will be paid to such Persons or otherwise disposed of as herein provided;

          (b) if such Paying Agent is not the Indenture Trustee, give the Indenture Trustee notice of any default by the Issuer (or any other obligor upon the Notes of such series, class or tranche) in the making of any such payment of principal or interest on the Notes of such series, class or tranche; and

          (c) if such Paying Agent is not the Indenture Trustee, at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent.

          (d) immediately resign as a Paying Agent and, if such Paying Agent is not the Indenture Trustee, forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards described in this Section required to be met by a Paying Agent at the time of its appointment; and

          (e) comply with all requirements of the Internal Revenue Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

          The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture with respect to any series, class or tranche of Notes or for any other purpose, pay, or by an Officer's Certificate direct any Paying Agent to pay, to the Indenture Trustee all sums held in trust by the Issuer or such Paying Agent in respect of each and every series, class or tranche of Notes as to which it seeks to discharge this Indenture or, if for any other purpose, all sums so held in trust by the Issuer in respect of all Notes, such sums to be held by the Indenture Trustee upon the same trusts as those upon which such sums were held by the Issuer or such Paying Agent; and, upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent will be released from all further liability with respect to such money.

          Any money deposited with the Indenture Trustee or any Paying Agent, or then held by the Issuer, in trust for the payment of the principal of or interest on any Note of any series, class or tranche and remaining unclaimed for two years after such principal or interest has become due and payable will be paid to the Issuer upon request in an Officer's Certificate, or (if then held by the Issuer) will be discharged from such trust; and the Holder of such Note will thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuer as trustee thereof, will thereupon cease. The Indenture Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer give notice to the Holders of the Notes as to which the money to be repaid was held in trust, as provided in Section 106, a notice that such funds
                                         -----------
remain unclaimed and that, after a date specified in the notice, which will not be less than thirty (30) days from the date on which the notice was first mailed or published to the Holders of the Notes as to which the money to be repaid was held in trust, any unclaimed balance of such funds then remaining will be paid to the Issuer free of the trust formerly impressed upon it.

          The Issuer initially authorizes The Bank of New York to act as Paying Agent for the Notes on its behalf. The Issuer may at any time and from time to time authorize one or more Persons (including the Indenture Trustee) to act as Paying Agent in addition to or in place of the Indenture Trustee with respect to any series, class or tranche of Notes issued under this Indenture.

          Each Paying Agent will at all times have a combined capital and surplus of at least $50,000,000 and be subject to supervision or examination by a United States Federal or State authority or be regulated by or subject to the supervision or examination of a governmental authority of a nation that is member of the Organization for Economic Co-operation and Development. If such Paying Agent publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Paying Agent will be deemed to be its combined capital and surplus as set forth in its most recent report of condition as so published.

          Section 1104.  Statement as to Compliance. The Issuer will deliver to
                         --------------------------
the Indenture Trustee and the Note Rating Agencies, on or before August 31 of each year, beginning in 2002, a written statement signed by an Issuer Authorized Officer stating that:

          (a) a review of the activities of the Issuer during the prior year and of the Issuer's performance under this Indenture and under the terms of the Notes has been made under such Issuer Authorized Officer's supervision; and

          (b) to the best of such Issuer Authorized Officer's knowledge, based on such review, the Issuer has complied in all material respects with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such condition or covenant (without regard to any grace period or requirement of notice), specifying each such default known to such Issuer Authorized Officer and the nature and status thereof.

          Section 1105.  Legal Existence. The Issuer will do or cause to be done
                         ---------------
all things necessary to preserve and keep in full force and effect its legal existence.

          Section 1106.  Further Instruments and Acts. Upon request of the
                         ----------------------------
Indenture Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

          Section 1107.  Compliance with Laws. The Issuer will comply with the
                         --------------------
requirements of all applicable laws, the noncompliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Notes or this Indenture.

          Section 1108.  Notice of Events of Default. The Issuer agrees to give
                         ---------------------------
the Indenture Trustee and the Note Rating Agencies prompt written notice of each Event of Default hereunder and each default on the part of the Master Trust or the Seller of its respective obligations under the Pooling and Servicing Agreement and any default of a Derivative Counterparty.

          Section 1109.  Certain Negative Covenants. The Issuer will not:
                         --------------------------

          (a) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts withheld in good faith from such payments under the Internal Revenue Code or other applicable tax law);

          (b) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien in favor of the Secured Parties created by this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby;

          (c) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien in favor of the Secured Parties created by this Indenture) to be created on or extend to or otherwise arise upon or burden the Collateral or any part thereof or any interest therein or the proceeds thereof; or

          (d) permit the lien in favor of the Secured Parties created by this Indenture not to constitute a valid first priority security interest in the Collateral; or

          (e)  voluntarily dissolve or liquidate.

          Section 1110.  No Other Business. The Issuer will not engage in any
                         -----------------
business other than as permitted under the Trust Agreement.

          Section 1111.  No Borrowing. The Issuer will not issue, incur, assume,
                         ------------
guarantee or otherwise become liable, directly or indirectly, for any indebtedness for borrowed money except for the Notes.

          Section 1112.  Rule 144A Information. For so long as any of the Notes
                         ---------------------
of any series, class or tranche are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Exchange Act, the Issuer agrees to provide to any Noteholder of such series, class or tranche and to any prospective purchaser of Notes designated by such Noteholder, upon the request of such Noteholder or prospective purchaser, any information required to be provided to such Holder or prospective purchaser to satisfy the conditions set forth in Rule 144A(d)(4) under the Securities Exchange Act.

          Section 1113.  Performance of Obligations; Servicing of Receivables.
                         ----------------------------------------------------

          (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Collateral or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture, the Trust Agreement or such other instrument or agreement.

          (b) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, any Indenture Supplement, the Trust Agreement and in the instruments and agreements relating to the Collateral, including but not limited to filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Trust Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided herein or therein, the Issuer shall not waive, amend, modify, supplement or terminate this Indenture, any Indenture Supplement or the Trust Agreement or any provision thereof without the consent of the

Holders of a majority of the Outstanding Amount of the Notes of each adversely affected series, class or tranche.

          (c) Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer agrees (i) that it will not, without the prior written consent of the Indenture Trustee and a majority in Outstanding Amount of the Notes of each affected series, class or tranche, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Collateral (except to the extent otherwise provided in this Indenture or the Trust Agreement), or waive timely performance or observance by the Servicer of its obligations under the Pooling and Servicing Agreement; and (ii) that any such amendment, modification, waiver, supplement, termination or surrender shall not (A) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Receivables or distributions that are required to be made for the benefit of the Noteholders or (B) reduce the aforesaid percentage of the Notes that is required to consent to any such amendment, modification, waiver, supplement, termination or surrender without the consent of the Holders of all the Outstanding Notes. If any such amendment, modification, waiver, supplement, termination or surrender shall be so consented to by the Indenture Trustee and such Noteholders, the Issuer agrees to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as are necessary or appropriate in the circumstances.

          Section 1114.  Issuer May Consolidate, Etc., Only on Certain Terms.
                         ---------------------------------------------------

          (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

                    (1) the Person (if other than the Issuer) formed by or surviving such consolidation or merger (i) shall be a Person organized and existing under the laws of the United States of America or any state or the District of Columbia, (ii) shall not be subject to regulation as an "investment company" under the Investment Company Act and (iii) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in a form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance of every covenant of this Indenture on the part of the Issuer to be performed or observed;

                    (2) immediately after giving effect to such transaction, no Event of Default or Pay Out Event shall have occurred and be continuing;

                    (3) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that (i) such consolidation or merger and such Indenture Supplement comply with this Section 1114, (ii) all conditions precedent in this Section 1114
               ------------                                        ------------
     relating to such transaction have been complied with (including any filing required by the Securities Exchange Act), and (iii) such Indenture Supplement is duly authorized, executed and delivered and is valid, binding and enforceable against such person;

               (4) the Issuer shall have received written confirmation from each Note Rating Agency that there will be no Ratings Effect with respect to any Outstanding Notes as a result of such consolidation or merger;

               (5) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to any Noteholder; and

               (6) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken.

       (b) The Issuer shall not convey or transfer any of its properties or assets, including those included in the Collateral, substantially as an entirety to any Person, unless:

               (1) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any state, or the District of Columbia, (B) expressly assume, by an Indenture Supplement, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agree by means of such Indenture Supplement that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes, (D) unless otherwise provided in such Indenture Supplement, expressly agree to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes, (E) expressly agree by means of such Indenture Supplement that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Securities Exchange Act in connection with the Notes and (F) not be an "investment company" as defined in the Investment Company Act;

               (2) immediately after giving effect to such transaction, no Event of Default or Pay Out Event shall have occurred and be continuing;

               (3) the Issuer shall have received written confirmation from each Note Rating Agency that there will be no Ratings Effect with respect to any Outstanding Notes as a result of such conveyance or transfer;

               (4) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to any Noteholder;

               (5) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

               (6) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such Indenture Supplement comply with this
     Section 1114 and that all conditions precedent herein provided for relating
     ------------
     to such transaction have been complied with (including any filing required by the Securities Exchange Act).

          Section 1115.  Successor Substituted. Upon any consolidation or
                         ---------------------
merger, or any conveyance or transfer of the properties and assets of the Issuer substantially as an entirety in accordance with Section 1114 hereof, the Person
                                                ------------
formed by or surviving such consolidation or merger (if other than the Issuer) or the Person to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein. In the event of any such conveyance or transfer, the Person named as the Issuer in the first paragraph of this Indenture or any successor which shall theretofore have become such in the manner prescribed in this Section 1115
                                                                    ------------
shall be released from its obligations under this Indenture as issued immediately upon the effectiveness of such conveyance or transfer, provided that the Issuer shall not be released from any obligations or liabilities to the Indenture Trustee or the Noteholders arising prior to such effectiveness.

          Section 1116.  Guarantees, Loans, Advances and Other Liabilities.
                         -------------------------------------------------
Except as contemplated by this Indenture or the Trust Agreement, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

          Section 1117.  Capital Expenditures. The Issuer shall not make any
                         --------------------
expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

          Section 1118.  Restricted Payments. The Issuer shall not, directly or
                         -------------------
indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or
(iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, (x) distributions as contemplated by, and to the extent funds are available for such purpose under, the Trust Agreement and (y) payments to the Indenture Trustee pursuant to Section 807 hereof. The Issuer will not, directly or indirectly,
            -----------
make payments to or distributions from the Collection Account except in accordance with this Indenture or any Indenture Supplement or terms document.


                              [END OF ARTICLE XI]

                                  ARTICLE XII

                           EARLY REDEMPTION OF NOTES

          Section 1201.  Applicability of Article. Pursuant to the terms of this
                         ------------------------
Article, the Issuer will redeem and pay, provided that funds are available, each affected series, class or tranche of Notes upon the occurrence of any Early Redemption Event. Unless otherwise specified in the applicable Indenture Supplement or the terms document relating to a series, class or tranche of Notes, or in the form of Notes for such series, class or tranche, the following are "Early Redemption Events":

          (a) with respect to any tranche of Notes, the occurrence of the [final or only] Expected Principal Payment Date of such Note;

          (b) the occurrence of any Pay Out Event as defined in the Pooling and Servicing Agreement or any Series 2001-__ Pay Out Event as described in the Series 2001-__ Supplement;

          (c) with respect to any series, class or tranche of Notes, any event specified in the Indenture Supplement or terms document for such series, class or tranche as applying to such series, class or tranche;

          (d) The Issuer becomes an investment company within the meaning of the Investment Company Act; or

          (e) with respect to any series, class or tranche of Notes, any additional Early Redemption Event specified in the Indenture Supplement or the terms document for such series, class or tranche as applying to such series, class or tranche, or specified in the form of Note for such series, class or tranche.

          The redemption price of a tranche of Notes so redeemed will equal the Outstanding Dollar Principal Amount of such tranche, plus interest accrued and unpaid to but excluding the date of redemption, the payment of which will be subject to Article V and the allocations, deposits and payments sections of the
           ---------
related Indenture Supplement.

          If the Issuer is unable to pay the redemption price in full on the Monthly Principal Payment Date following the end of the Monthly Period in which the Early Redemption Event occurs, monthly payments on such tranche of Notes will thereafter be made on each following Monthly Principal Payment Date until the Outstanding Dollar Principal Amount of such tranche, plus all accrued and unpaid interest, is paid in full or the Legal Maturity Date occurs, whichever is earlier, subject to Article V and the allocations, deposits and payments
                    ---------
sections of the related Indenture Supplement. Any funds in any Supplemental Account for a redeemed tranche will be applied to make the principal and interest payments on that tranche on the redemption date, subject to Article V
                                                                     ---------
and the allocations, deposits and payments sections of the related Indenture Supplement. Principal payments on redeemed tranches will be made first to the senior-most Notes until paid in full, then to the subordinated Notes until paid in full.

          Section 1202.  Optional Repurchase. Unless otherwise provided in the
                         -------------------
applicable Indenture Supplement or terms document for a series, class or tranche of Notes, the Issuer has the right, but not the obligation, to redeem a series, class or tranche of Notes in whole but not in part on any day on or after the day on which the aggregate Nominal Liquidation Amount of such series, class or tranche is reduced to less than 5% of its Initial Dollar Principal Amount; provided, however, that if such series, class or tranche of Notes is of a
--------  -------
subordinated class, the Issuer will not redeem such Notes if the provisions of the related Indenture Supplement would prevent the payment of such subordinated Note until a level of prefunding of the principal funding sub-accounts for the senior classes of Notes for that series has been reached such that the amount of such deficiency in the required subordination of a senior class of Notes is no longer required to provide subordination protection for the senior classes of that series. If the Issuer elects to redeem a series, class or tranche of Notes, it will notify the Holders of such redemption at least thirty (30) days prior to the redemption date. The redemption price of a series, class or tranche so redeemed will equal the Outstanding principal amount of such tranche, plus interest accrued and unpaid or principal accreted and unpaid on such tranche to but excluding the date of redemption, the payment of which will be subject to
Article V and the related Indenture Supplement.
---------

          If the Issuer is unable to pay the redemption price in full on the redemption date, monthly payments on such tranche of Notes will thereafter be made until the Outstanding principal amount of such tranche, plus all accrued and unpaid interest, is paid in full or the Legal Maturity Date occurs, whichever is earlier, subject to Article V and the allocations, deposits and
                                 ---------
payments sections of the related Indenture Supplement. Any funds in any Supplemental Account for a redeemed tranche will be applied to make the principal and interest payments on that tranche on the redemption date in accordance with the related Indenture Supplement and terms document. Principal payments on redeemed tranches will be made in accordance with the related Indenture Supplement.

          Section 1203.  Notice. Promptly after the occurrence of any Early
                         ------
Redemption Event or a redemption pursuant to Section 1202, the Issuer will
                                             ------------
notify the Indenture Trustee and the Note Rating Agencies in writing of the identity, Stated Principal Amount and Outstanding Dollar Principal Amount of the affected series, class or tranche of Notes to be redeemed. Notice of redemption will promptly be given as provided in Section 106. All notices of redemption
                                      -----------
will state (a) the date on which the redemption of the applicable series, class or tranche of Notes pursuant to this Article will begin, which will be the Principal Payment Date next following the end of the Monthly Period in which the applicable Early Redemption Event or redemption pursuant to Section 1202 occurs,
                                                            ------------
(b) the redemption price for such series, class or tranche of Notes, which will be equal to the Outstanding principal amount of such series, class or tranche plus interest accrued or principal accreted and unpaid (if any), the payment of which will be subject to Article V and the related Indenture Supplement and (c)
                         ---------
the series, class or tranche of Notes to be redeemed pursuant to this Article.

                              [END OF ARTICLE XII]

                                 ARTICLE XIII

                                  COLLATERAL

          Section 1301.  Recording, Etc.
                         ---------------

          (a) The Issuer intends the Security Interest granted pursuant to this Indenture in favor of the Indenture Trustee to be prior to all other liens in respect of the Collateral. Subject to Section 1303, the Issuer will take all
                                      ------------
actions necessary to obtain and maintain a perfected lien on and security interest in the Collateral in favor of the Indenture Trustee. The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, all as prepared by the Issuer, and will take such other action necessary or advisable to:

                    (i) grant a Security Interest more effectively in all or any portion of the Collateral;

                    (ii) maintain or preserve the Security Interest (and the priority thereof) created by this Indenture or carry out more effectively the purposes hereof;

                    (iii) perfect, publish notice of or protect the validity of any grant made or to be made by this Indenture;

                    (iv) enforce the Collateral Certificate, the Derivative Agreements and each other instrument or agreement included in the Collateral;

                    (v) preserve and defend title to the Collateral and the rights of the Indenture Trustee in such Collateral against the claims of all persons and parties; or

                    (vi) pay all taxes or assessments levied or assessed upon the Collateral when due.

          (b) The Issuer will from time to time promptly pay and discharge all financing and continuation statement recording and/or filing fees, charges and taxes relating to this Indenture, any amendments thereto and any other instruments of further assurance. The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute upon the Issuer's failure to do so, any financing statement, continuation statement or other instrument required by the Indenture Trustee pursuant to this Section.

          (c)  Without limiting the generality of clauses (a)(ii) or (a)(iii):


                    (i) The Issuer will cause this Indenture, all amendments and supplements hereto and/or all financing statements and continuation statements and any other necessary documents covering the Secured Parties' right, title and interest to the Collateral to be promptly recorded, registered and filed, and at all times to be kept, recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Indenture Trustee and other Secured Parties to all property comprising the Collateral. The issuer will deliver to the Indenture Trustee file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing.

                    (ii) Within 30 days after the Issuer makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with paragraph
     (d)(i) seriously misleading within the meaning of Section 9-402(7) (or any comparable provision) of the UCC, the Issuer will give the Indenture Trustee notice of any such change and will file such financing statements or amendments as may be necessary to continue the perfection of the Secured Parties' security interest in the Collateral.

          (d) The Issuer will give the Indenture Trustee prompt notice of any relocation of its principal executive office and whether, as a result of such relocation, the applicable provision of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and will file such financing statements or amendments as may be necessary to perfect or to continue the perfection of the Secured Parties' security interest in the Collateral. The Issuer will at all times maintain its principal executive offices within the United States.

          (e) The duty of the Indenture Trustee to execute any instrument required pursuant to this Section will arise only if the Indenture Trustee has knowledge of the type described in Section 701(c) of any default of the Issuer
                                   --------------
in complying with the provisions of this Section.

          Section 1302.  Trust Indenture Act Requirements. The release of any
                         --------------------------------
Collateral, from the lien created by this Indenture or the release of, in whole or in part, such liens, will not be deemed to impair the Security Interests in contravention of the provisions hereof if and to the extent the Collateral or liens are released pursuant to the terms hereof. The Indenture Trustee and each of the Secured Parties acknowledge that a release of Collateral or liens strictly in accordance with the terms hereof will not be deemed for any purpose to be an impairment of the Security Interests in contravention of the terms of this Indenture. To the extent applicable, without limitation, the Issuer and each other obligor on the Notes will cause Trust Indenture Act Section 314(d) relating to the release of property or securities from the liens hereof to be complied with. Any certificate or opinion required by Trust Indenture Act
Section 314(d) may be made by an officer of the appropriate obligor, except in cases in which Trust Indenture Act Section 314(d) requires that such certificate or opinion be made by an independent person.

          Section 1303.  Suits To Protect the Collateral. Subject to the
                         -------------------------------
provisions of this Indenture, the Indenture Trustee will have power to institute and to maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Collateral by any acts which may be unlawful or in violation of this Indenture, and such suits and proceedings as the Indenture Trustee may deem expedient to preserve or protect the interests of the Secured Parties and the interests of the Indenture Trustee and the Holders of the Notes in the Collateral (including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the Security Interests or be prejudicial to the interests of the Holders of the Notes or the Indenture Trustee). No counterparties to a Derivative Agreement may direct the Indenture Trustee to enforce the Security Interest. Each counterparty's rights consist solely of the right to receive collections allocated for its benefit pursuant to the related Indenture Supplement.

          Section 1304.  Purchaser Protected. In no event will any purchaser in
                         -------------------
good faith of any property purported to be released hereunder be bound to ascertain the authority of the Indenture Trustee to execute the release or to inquire as to the satisfaction of any conditions required by the provisions hereof for the exercise of such authority or to see to the application of any consideration given by such purchaser or other transferee; nor will any purchaser or other transferee of any property or rights permitted by this Article to be sold be under any obligation to ascertain or inquire into the authority of the Issuer or any other obligor, as applicable, to make any such sale or other transfer.

          Section 1305.  Powers Exercisable by Receiver or Indenture Trustee. In
                         ---------------------------------------------------
case the Collateral shall be in the possession of a receiver or trustee, lawfully appointed, the powers conferred in this Article upon the Issuer or any other obligor, as applicable, with respect to the release, sale or other disposition of such property may be exercised by such receiver or trustee, and an instrument signed by such receiver or trustee shall be deemed the equivalent of any similar instrument of the Issuer or any other obligor, as applicable, or of any officer or officers thereof required by the provisions of this Article.

          Section 1306.  Determinations Relating to Collateral. In the event (i)
                         -------------------------------------
the Indenture Trustee shall receive any written request from the Issuer or any other obligor for consent or approval with respect to any matter or thing relating to any Collateral or the Issuer's or any other obligor's obligations with respect thereto or (ii) there shall be due to or from the Indenture Trustee under the provisions hereof any performance or the delivery of any instrument or
(iii) the Indenture Trustee shall become aware of any nonperformance by the Issuer or any other obligor of any covenant or any breach of any representation or warranty of the Issuer or any other obligor set forth in this Indenture, then, in each such event, the Indenture Trustee shall be entitled to hire experts, consultants, agents and attorneys to advise the Indenture Trustee on the manner in which the Indenture Trustee should respond to such request or render any requested performance or response to such nonperformance or breach (the expenses of which will be reimbursed to the Agent and the Indenture Trustee pursuant to Section 807). The Indenture Trustee will be fully protected in the
            -----------
taking of any action recommended or approved by any such expert, consultant, agent or attorney or agreed to by the Majority Holders of the Outstanding Notes.

          Section 1307.  Release of Collateral.
                         ---------------------

          (a)  Subject to the payment of its fees and expenses pursuant to
Section 807, the Indenture Trustee will, at the request of the Issuer or when
-----------
otherwise required by the provisions of this Indenture, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances which are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article will be bound to ascertain the

Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any funds.

          (b) Upon delivery of an Officer's Certificate certifying that the Issuer's obligations under this Indenture have been satisfied and discharged by complying with the provisions of this Article, the Indenture Trustee will (i) execute and deliver such releases, termination statements and other instruments (in recordable form, where appropriate) as the Issuer or any other obligor, as applicable, may reasonably request evidencing the termination of the Security Interests created by this Indenture and (ii) not to be deemed to hold the Security Interests for the benefit of the Secured Parties.

          (c)  MBNA and the Noteholders will be entitled to receive at least ten
(10) days written notice when the Indenture Trustee proposes to take any action pursuant to clause (a), accompanied by copies of any instruments involved, and the Indenture Trustee will also be entitled to require, as a condition to such action, an Opinion of Counsel, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

          Section 1308.  Certain Actions by Indenture Trustee. Any action taken
                         ------------------------------------
by the Indenture Trustee pursuant to this Article in respect of the release of Collateral will be taken by the Indenture Trustee as its interest in such Collateral may appear, and no provision of this Article is intended to, or will, excuse compliance with any provision hereof.

          Section 1309.  Opinions as to Collateral.
                         -------------------------

          (a) On the Effective Date, the Issuer will furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to create, continue, perfect and maintain the Security Interest granted by this Indenture in favor of the Indenture Trustee and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

          (b) On or before March 31 in each calendar year, beginning in 2002, the Issuer will furnish to the Indenture Trustee an Opinion of Counsel with respect to each Uniform Commercial Code financing statement which has been filed by the Issuer either stating that, (i) in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the first priority lien and Security Interest created by this Indenture and reciting the details of such action or (ii) in the opinion of such counsel no such action is necessary to maintain such lien and Security Interest. Such Opinion of Counsel will also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and Security Interest of this Indenture until March 31 in the following calendar year.

          Section 1310.  Delegation of Duties. The Issuer may contract with or
                         --------------------
appoint other Persons (including MBNA and its Affiliates) to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate will be deemed to be action taken by the Issuer.

                             [END OF ARTICLE XIII]

                                  ARTICLE XIV

                                 MISCELLANEOUS

          Section 1401.  No Petition. The Indenture Trustee, by entering into
                         -----------
this Indenture, each Derivative Counterparty, by designating that the obligations of the Issuer pursuant to the applicable Derivative Agreement are secured by the Collateral, and each Noteholder, by accepting a Note, agrees that it will not at any time institute against MBNA, the Master Trust or the Issuer, or join in any institution against MBNA, the Master Trust or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any Derivative Agreement.

          Section 1402.  Trust Obligations. No recourse may be taken, directly
                         -----------------
or indirectly, with respect to the obligations of the Issuer on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Owner Trustee in its individual capacity,
(ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Owner Trustee or of any successor or assign of the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Owner Trustee has no such obligations in its individual capacity).

          Section 1403.  Limitations on Liability.
                         ------------------------

          (a)  It is expressly understood and agreed by the parties hereto that
(i) this Indenture is executed and delivered by the Beneficiary not individually or personally but solely as Beneficiary, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking or agreement by the Beneficiary but is made and intended for the purpose of binding only the Issuer,
(iii) nothing herein contained will be construed as creating any liability on the Beneficiary individually or personally, to perform any covenant of the Issuer either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties to this Indenture and by any Person claiming by, through or under them and (iv) under no circumstances will the Beneficiary be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture or any related documents.

          (b) None of the Indenture Trustee, the Owner Trustee, MBNA or any other beneficiary of the Issuer or any of their respective officers, directors, employers or agents will have any liability with respect to this Indenture, and recourse may be had solely to the Collateral pledged to secure the Notes issued by MBNA Credit Card Master Note Trust.

          Section 1404.  Tax Treatment. The Issuer and the Noteholders agree
                         -------------
that the Notes are intended to be debt of MBNA for federal, state and local income and franchise tax purposes and agree to treat the Notes accordingly for all such purposes, unless otherwise required by a taxing authority.

          Section 1405.  Actions Taken by the Issuer. Any and all actions that
                         ---------------------------
are to be taken by the Issuer may be taken by either the Beneficiary or the Owner Trustee on behalf of the Issuer.

          Section 1406.  Alternate Payment Provisions. Notwithstanding any
                         ----------------------------
provision of this Indenture or any of the Notes to the contrary, the Issuer, with the written consent of the Indenture Trustee, may enter into any agreement with any Holder of a Note providing for a method of payment or notice that is different from the methods provided for in this Indenture for such payments or notices. The Issuer will furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee will cause payments or notices, as applicable, to be made in accordance with such agreements.

          Section 1407.  Termination of Issuer. The Issuer and the respective
                         ---------------------
obligations and responsibilities of the Indenture Trustee created hereby (other than the obligation of the Indenture Trustee to make payments to Noteholders as hereinafter set forth) shall terminate, except with respect to the duties described in Section 1408(b), as provided in the Trust Agreement.
             ---------------

          Section 1408.  Final Distribution.
                         ------------------

          (a)  The Servicer shall give the Indenture Trustee at least thirty
(30) days prior written notice of the Payment Date on which the Noteholders of any series, class or tranche may surrender their Notes for payment of the final distribution on and cancellation of such Notes. Not later than the fifth day of the month in which the final distribution in respect of such Series or Class is payable to Noteholders, the Indenture Trustee shall provide notice to Noteholders of such series, class or tranche specifying (i) the date upon which final payment of such series, class or tranche will be made upon presentation and surrender of Notes of such series, class or tranche at the office or offices therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such payment date is not applicable, payments being made only upon presentation and surrender of such Notes at the office or offices therein specified (which, in the case of Bearer Notes, shall be outside the United States). The Indenture Trustee shall give such notice to the Note Registrar and the Paying Agent at the time such notice is given to Noteholders.

          (b) Notwithstanding a final distribution to the Noteholders of any series, class or tranche (or the termination of the Issuer), except as otherwise provided in this paragraph, all funds then on deposit in any Account allocated to such Noteholders shall continue to be held in trust for the benefit of such Noteholders, and the Paying Agent or the Indenture Trustee shall pay such funds to such Noteholders upon surrender of their Notes, if certificated. In the event that all such Noteholders shall not surrender their Notes for cancellation within six (6) months after the date specified in the notice from the Indenture Trustee described in paragraph (a), the Indenture Trustee shall give a second notice to the remaining such Noteholders to surrender their Notes for cancellation and receive the final distribution with respect thereto (which surrender and payment, in the case of Bearer Notes, shall be outside the United States). If within one year after the second notice all such Notes shall not have been surrendered for cancellation, the Indenture Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining such Noteholders concerning surrender of their Notes, and the cost thereof shall be paid out of the funds in the Collection Account or any Supplemental Account held for the benefit of such Noteholders. The Indenture Trustee and the Paying Agent shall pay to the Issuer any monies held by them for the payment of principal or interest that remains unclaimed for two (2) years. After payment to the Issuer, Noteholders entitled to the money must look to the Issuer for payment as general creditors unless an applicable abandoned property law designates another Person.

          Section 1409.  Termination Distributions. Upon the termination of the
                         -------------------------
Issuer pursuant to the terms of the Trust Agreement, the Indenture Trustee shall release, assign and convey to the Beneficiary or any of its designees, without recourse, representation or warranty, all of its right, title and interest in the Collateral, whether then existing or thereafter created, all monies due or to become due and all amounts received or receivable with respect thereto (including all moneys then held in any Account) and all proceeds thereof, except for amounts held by the Indenture Trustee pursuant to Section 1408(b). The
                                                      ---------------
Indenture Trustee shall execute and deliver such instruments of transfer and assignment as shall be provided to it, in each case without recourse, as shall be reasonably requested by the Beneficiary to vest in the Beneficiary or any of its designees all right, title and interest which the Indenture Trustee had in the Collateral and such other property.

          Section 1410. Derivative Counterparty as Third-Party Beneficiary. Each Derivative Counterparty is a third-party beneficiary of this Indenture to the extent specified in the applicable Derivative Agreement or terms document.

                              [END OF ARTICLE XIV]

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                         MBNA CREDIT CARD MASTER NOTE TRUST,
                         by MBNA America Bank, National Association, as Beneficiary



                         By: ___________________________________________
                                Name:
                                Title:
                                Attest:


                         THE BANK OF NEW YORK, as Indenture Trustee and not in its individual capacity



                         By: ___________________________________________
                                Name:
                                Title:
                                Attest:


Acknowledged and Accepted:

MBNA AMERICA BANK,
  NATIONAL ASSOCIATION,
  as Servicer


By:  _______________________________
     Name:
     Title:

STATE OF DELAWARE  )
                   )ss:
COUNTY OF CASTLE   )


          On [ ], [ ], before me personally came ____________, to me known, who, being by me duly sworn, did depose and say that he resides at ____________; that he is a ___________ of MBNA America Bank, National Association, acting not in its individual capacity but solely as Beneficiary of the MBNA Credit Card Master Note Trust, one of the parties described in and which executed the above instrument; that he knows the corporate seal of the Beneficiary; that the seal affixed to that instrument is such corporate seal; that it was affixed by authority of the board of directors of the corporation; and that he signed his name thereto by like authority.


_____________________________
Name

_____________________________
[Notarial Seal]

STATE OF NEW YORK   )
                    )ss:
COUNTY OF NEW YORK  )


          On [ ], [ ], before me personally came [ ], to me known, who, being by me duly sworn, did depose and say that he resides at [ ]; that he is [ ] of The Bank of New York, one of the parties described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to that instrument is such corporate seal; that it was affixed by authority of the board of directors of the corporation; and that he signed his name thereto by like authority.

_______________________
Name

_______________________
[Notarial Seal]

                                                                       EXHIBIT A
                                                                       ---------

                         [FORM OF] PAYMENT INSTRUCTION

                    MBNA AMERICA BANK, NATIONAL ASSOCIATION

                    _________________________________________

                       MBNA CREDIT CARD MASTER NOTE TRUST

                    ________________________________________



       Unless otherwise indicated, capitalized terms used in this Payment Instruction have their respective meanings set forth in the Indenture; provided, that the "preceding Monthly Period" shall mean the Monthly
       --------
       Period immediately preceding the calendar month in which this Payment Instruction is delivered. This Payment Instruction is delivered pursuant to Section 908 of the Indenture.
          -----------

       The date of this Payment Instruction is a Transfer Date under the Pooling and Servicing Agreement.

I      Allocations of Available Funds:

       A.  Available Funds paid to Series [______].................... $_______

       [B. Available Funds paid to Series [______].................... $_______

       C.  Available Funds paid to Series [______].................... $_______

                                                              Total    $_______]

II.    Allocations of Available Principal Amounts:

       A.  Available Principal Amounts paid to Series [____]..................   $_______

       [B.  Available Principal Amounts paid to Series [____].................   $_______

       C.  Available Principal Amounts paid to Series [____]..................   $_______

                                                             Total               $_______]

          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Payment Instruction this ____ day of __________, ____.

                              MBNA AMERICA BANK,
                               NATIONAL ASSOCIATION,
                                as Beneficiary of the MBNA Credit Card Master Note Trust
                                    and
                                as Servicer of the MBNA Master Credit Card
                                Trust II


                              By: ________________________
                                 Name:
                                 Title:

                                               Schedule to Payment Instruction *
                                               -------------------------------


                    MBNA AMERICA BANK, NATIONAL ASSOCIATION

                      __________________________________

                      MBNA CREDIT CARD MASTER NOTE TRUST

                      __________________________________


* A separate schedule is to be attached for each series, with appropriate changes and additions to reflect the specifics of the related Indenture Supplement.

                                                                       EXHIBIT B
                                                                       ---------

                   [FORM OF] MONTHLY NOTEHOLDERS' STATEMENT



Date:  ______ __, ____

                      MBNA CREDIT CARD MASTER NOTE TRUST
                    MONTHLY PERIOD ENDING _______ __, ____

     Reference is made to the Series 2001-_ Supplement (the "Series 2001-_ Supplement"), dated as of _________ __, 2001, between MBNA America Bank, National Association, a national banking association (the "Bank"), as Seller and Servicer, and The Bank of New York, as Trustee, and the Indenture (the "Indenture"), dated as of ________ __, 2001, between MBNA Credit Card Master Note Trust, as Issuer, and The Bank of New York, as Indenture Trustee. Terms used herein and not defined herein have the meanings ascribed to them in the Series 2001-_ Supplement, the Indenture and the related Indenture Supplements, as applicable.

     The following computations are prepared with respect to the Transfer Date of _______ __, ____ and with respect to the performance of the Trust during the related Monthly Period.

A.  Reductions of and Increases to Nominal Liquidation Amount:

                                               Increases
                                                 from
                                                amounts
                                               withdrawn
                                               from the
                                               Principal                                                 Reductions
                  Nominal      Increases        Funding                    Reductions                      due to
                Liquidation       from        sub-Account                    due to                      amounts on
                Amount for     accretions    in respect of   Reimburse-   reallocations   Reductions     deposit in       Current
                   prior      on Principal    Prefunding     ments from   of Available      due to      the Principal     Nominal
                  Monthly     for Discount      Excess       Available      Principal      Investor        Funding      Liquidation
    Series        Period         Notes          Amount         Funds         Amounts      Charge-Offs    sub-Account      Amount
--------------  -----------   ------------   -------------   ----------   -------------   -----------   -------------   -----------
[Series [____]

[Series [____]

[Total:]

          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Monthly Noteholders' Statement this __th day of __________, _____.

                                   MBNA AMERICA BANK,
                                   NATIONAL ASSOCIATION,
                                     as Beneficiary of the MBNA Credit Card
                                     Master Note Trust
                                       and
                                     as Servicer of the MBNA Master Credit Card
                                     Trust II



                                   By: ______________________________
                                       Name:
                                       Title:

                                     Schedule to Monthly Noteholders' Statement*
                                     ------------------------------------------


                    MBNA AMERICA BANK, NATIONAL ASSOCIATION

                   ________________________________________

                      MBNA CREDIT CARD MASTER NOTE TRUST

                   ________________________________________


* A separate schedule is to be attached for each series, with appropriate changes and additions to reflect the specifics of the related Indenture Supplement.